UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12

ALSET INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alset Inc.

4800 Montgomery Lane, Suite 210,

Bethesda, MD 20814

October 7, 2026

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 3, 2026

9:00 A.M. EASTERN STANDARD TIME

Dear Stockholder,

We cordially invite you to attend our 2026 Annual Meeting of Stockholders to be held at 9:00 A.M. Eastern Standard Time on December 3, 2026. The 2026 Annual Meeting of Stockholders will be held virtually via the Internet at https://edge.media-server.com/mmc/go/AEI2026AGM (the “Annual Meeting”). The Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the annual meeting in person. Instructions on how to participate in the Annual Meeting and demonstrate proof of stock ownership are posted at https://www.iproxydirect.com/AEI and your proxy card. This means that you can attend the annual meeting online, vote your shares electronically and submit questions during the online meeting by visiting the above-mentioned website. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world. The attached Notice of Annual Meeting and Proxy Statement describes the business we will conduct at the meeting and provides information about Alset Inc. that you should consider when you vote your shares.

Your vote is very important, regardless of the number of shares you hold. Whether or not you plan to attend the meeting (via the virtual meeting), please carefully review the enclosed Proxy Statement and then cast your vote.

We hope that you will join us virtually on December 3, 2026.

Sincerely,

/s/ Chan Heng Fai
Name:	Chan Heng Fai
Title:	Chairman of the Board and
Chief Executive Officer

Alset Inc.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

Notice of 2026 Annual Meeting of Stockholders

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting (the “Annual Meeting”) of Stockholders of Alset Inc., a Texas corporation (the “Company”), will be held on:

Date:	December 3, 2026

Time:	9:00 A.M. Eastern Standard Time

Place:	https://edge.media-server.com/mmc/go/AEI2026AGM

Purpose:	1.	To elect seven (7) directors, each to hold office until the 2027 annual meeting of stockholders and until his or her successor is elected and qualified; and

	2.	To ratify the appointment of HTL International, LLC as our independent registered public accounting firm for the year ending December 31, 2026.
	3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers for fiscal year 2025 (“say-on-pay”).
	4.	To approve, on a non-binding advisory basis, the frequency of an advisory vote on the compensation of our named executive officers (“say-on-frequency”).

Record Date:	The Board of Directors has fixed the close of business on October 5, 2026, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

The proxy statement, the proxy card and the Annual Report are available on the Company’s website at https://www.alsetinc.com/.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the Notice of Internet Availability of Proxy Materials you received in the mail, and the additional information in the accompanying proxy statement. If you requested to receive printed proxy materials, you may also refer to the instructions on the proxy card enclosed with those materials.

FOR THE BOARD OF DIRECTORS

/s/ Chan Heng Fai
Chan Heng Fai
Chairman of the Board and Chief Executive Officer

Bethesda, MD

October 7, 2026

Alset Inc.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 3, 2026

GENERAL INFORMATION

This Proxy Statement is furnished to stockholders of Alset Inc., a Texas corporation (“we,” “us,” or the “Company”), in connection with the solicitation by our Board of Directors of proxies for use at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting is scheduled to be held at 9:00 A.M. Eastern Standard Time on December 3, 2026, at a virtual location.

At the Annual Meeting, stockholders will be asked to consider and vote upon: (1) the election of seven (7) directors, each to hold office until the 2027 annual meeting of stockholders and until his or her successor is elected and qualified; (2) the ratification of the selection of HTL International, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026; (3) on a non-binding advisory basis, the compensation of our named executive officers for fiscal year 2025 (“say-on-pay”); and (4) on a non-binding advisory basis, the frequency of an advisory vote on the compensation of our named executive officers (“say-on-frequency”).

ABOUT THE PROXY MATERIALS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 3, 2026

This Proxy Statement, the enclosed proxy card, and the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) are available at https://www.alsetinc.com/. The Annual Report, however, is not a part of the proxy solicitation materials.

This proxy is being solicited by the Board of Directors, and the cost of solicitation of the proxies will be paid by the Company. Our officers, directors and regular employees, without additional compensation, also may solicit proxies by further mailing, by telephone or personal conversations. We have no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.

Questions and Answers About the Annual Meeting and Voting

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail?

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to the proxy materials for the Annual Meeting via the Internet. Instead of mailing printed copies of our proxy materials to each of our stockholders, we have elected to provide online access to the materials under the SEC’s “notice and access” rules. Accordingly, on or about October 19, 2026, we will mail a Notice of Internet Availability of Proxy Materials, or Notice, to each of our stockholders. The Notice contains instructions on how to access our proxy materials, including this Proxy Statement and the Annual Report, and how to vote your shares. We encourage you to read the proxy materials carefully prior to voting.

We believe compliance with the SEC’s “notice and access” rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice.

The Notice will be sent on or about October 19, 2026 to each of our stockholders of record entitled to vote at the Annual Meeting.

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Voting Rights and Votes Required

The close of business on October 5, 2026, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on such date, we had 38,895,830 shares of our common stock, par value $0.001 per share outstanding and entitled to vote. You may vote your shares of common stock in person (all references to “present” or “in person” in this proxy statement relate to the virtual presence at the Annual Meeting) or by proxy. You may submit your proxy by telephone, via the Internet or if you requested printed proxy materials, by completing the proxy card and mailing it in the envelope provided. Stockholders who hold shares in “street name” should refer to their proxy card or the information forwarded by their bank, broker or other nominee for instructions on the voting options available to them. To vote in person at the virtual meeting, you may attend the Annual Meeting and deliver your completed proxy card electronically or vote your shares electronically during the virtual meeting.

The presence at the Annual Meeting, whether in person or by valid proxy, of thirty-five percent (35%) of the shares of our common stock entitled to vote will constitute a quorum, permitting us to conduct our business at the Annual Meeting. The record holder of each share of common stock entitled to vote at the Annual Meeting will have one vote for each share so held. Abstentions and broker non-votes will count for quorum purposes.

If a broker that is a record holder of common stock does not return a signed proxy, the shares of common stock represented by such proxy will not be considered present at the Annual Meeting and will not be counted toward establishing a quorum. If a broker that is a record holder of common stock does return a signed proxy, but is not authorized to vote on one or more matters (with respect to each such matter, a “broker non-vote”), the shares of common stock represented by such proxy will be considered present at the Annual Meeting for purposes of determining the presence of a quorum. A broker that is a member of the New York Stock Exchange is prohibited, unless the stockholder provides the broker with written instructions, from giving a proxy on non-routine matters. Consequently, your brokerage firm or other nominee will have discretionary authority to vote your shares with respect to routine matters but may not vote your shares with respect to non-routine matters.

Election of Directors

Election of directors is a non-routine matter and brokers do not have discretionary authority to vote on this matter. If you hold shares in a brokerage account and wish to vote those shares on this proposal, then you should instruct on how to vote the shares using the voting instructions provided.

Directors are elected by a plurality of the votes cast when a quorum is present. Stockholders may not cumulate their votes. The seven candidates receiving the highest number of votes will be elected. Because directors are elected by a plurality of the votes, votes withheld from a director nominee and broker non-votes will have no effect on the outcome of the vote.

Ratification of Independent Public Accounting Firm

The affirmative vote of a majority of the votes cast is required to approve the proposal to ratify the selection of our independent registered public accounting firm. Abstentions are not considered to be votes cast and will have no effect on the outcome of the vote. If you are a stockholder of record and you return your signed and dated proxy card without providing specific voting instructions on this proposal, or do not specify your vote on this proposal when voting using the telephone or Internet, your shares will be voted “For” the ratification of the selection of our independent registered public accounting firm in accordance with the recommendations of the Board of Directors. If you are a stockholder of record and you fail to return your proxy card, or to vote at all using the telephone or Internet, it will have no effect.

We believe that the proposal to ratify the selection of our independent registered public accounting firm is deemed to be a “routine” matter. Therefore, if you are a beneficial owner of shares registered in the name of your broker or other nominee and you fail to provide instructions to your broker or nominee as to how to vote your shares on this proposal, your broker or nominee will have the discretion to vote your shares on this proposal.

Say-on-Pay

The advisory vote on the compensation of our named executive officers is non-binding, but our Board of Directors will consider the input of stockholders based on a majority of votes cast for the Say-on-Pay proposal.

Say-on-Frequency

The advisory vote on the frequency of future non-binding votes on the compensation of our named executive officers is non-binding, but our Board of Directors will consider the input of stockholders.

Voting of Proxies

Most stockholders have three ways to submit a proxy: by telephone, via the Internet or if you requested proxy materials, by completing the proxy card and mailing it in the envelope provided. To submit a proxy by telephone or via the Internet, follow the instructions set forth on the Notice (or proxy card if you requested printed proxy materials). If you requested printed proxy materials, to vote by mail, sign and date each proxy card you receive, mark the boxes indicating how you wish to vote and return the proxy card in the postage-paid envelope provided. Do not return the proxy card if you submit your proxy via the Internet or by telephone.

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Our Board of Directors recommends a vote FOR the election of each director nominee, FOR the ratification of the selection of HTL International, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026, FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers for the fiscal year 2025, and FOR the approval, on a non-binding advisory basis, of holding the advisory vote on the compensation of our named executive officers every three years.

Revocation of Proxies

Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is exercised by providing written notice to our Secretary at Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814, by delivery to us of a properly executed proxy bearing a later date, or by virtually attending the meeting and voting in person electronically at the Annual Meeting.

Solicitation of Proxies

We will bear the cost of this solicitation, including amounts paid to banks, brokers and other nominees to reimburse them for their expenses in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our common stock. The solicitation will be by mail, with the materials being forwarded to stockholders of record and certain other beneficial owners of our common stock, and by our officers and other regular employees (at no additional compensation). We have not engaged a proxy solicitor to distribute our proxy materials and solicit proxies. Our officers and employees may solicit proxies from stockholders by personal contact, by telephone, or by other means if necessary in order to assure sufficient representation at the Annual Meeting.

Michael Gershon, our Chief Legal Officer, shall act as inspector of elections at the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

Pursuant to our bylaws, our directors are elected at each annual meeting of stockholders, and serve until their successors are elected and qualified at the next annual meeting of stockholders, or until their prior death, resignation, retirement, disqualification or other removal.

Our Board of Directors currently consists of seven directors. Our Board of Directors has nominated the seven (7) persons listed in the table below for election as directors with terms expiring at the 2027 annual meeting of stockholders. Accordingly, our stockholders may not vote their shares for a greater number of persons than the nominees named below. Unless a contrary direction is indicated, it is intended that proxies received will be voted for the election as directors of the seven nominees, each to hold office until the 2027 annual meeting of stockholders and until his or her successor is elected and qualified. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. In the event any nominee for director declines or is unable to serve, the proxies may be voted for a substitute nominee selected by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES.

All of our directors bring to our Board of Directors executive leadership experience from their service as executives and/or directors of our Company and/or other entities. The biography of each of the nominees below contains information regarding the person’s business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes and skills that caused our Board of Directors to determine that the person should serve as a director, given our business and structure.

Name	Age	Position(s) with Alset Inc.	Served as Director From
Chan Heng Fai	81	Founder, Chairman of the Board and Chief Executive Officer	2018
Wong Tat Keung	55	Director	2020
William Wu	60	Director	2020
Wong Shui Yeung	56	Director	2021
Lim Sheng Hon Danny	34	Director	2022
Joanne Wong Hiu Pan	50	Director	2022
Chan Tung Moe	48	Director and Co-Chief Executive Officer	2022

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Chan Heng Fai founded our company and has served as our Chairman of the Board and Chief Executive Officer since inception. Mr. Chan is an expert in banking and finance, with 45 years of experience in these industries. He has restructured numerous companies in various industries and countries during the past 40 years.

Mr. Chan has served as a director of the Company’s subsidiary, Alset International Limited, an SGX listed company, since May 2013, has served as its Chief Executive Officer since April 2014 and as its Chairman of the Board since June 2017. Mr. Chan has served as a director of the Company’s subsidiary, Hapi Metaverse Inc. since October 2014 and as its Chairman of the Board since July 2021. Mr. Chan has served as a director of the Company’s subsidiary, Winning Catering Group, Inc. (formerly known as LiquidValue Development Inc.) since January 2017 and has served as its Chairman of the Board since December 2017. Mr. Chan has served as a director of DSS, Inc., an NYSE listed company, since January 2017 and has served as its Chairman of the Board since March 2019. Mr. Chan served as Chairman of the Board of the Company’s former subsidiary, EnerSyn Global Inc. (formerly HWH International Inc.), a Nasdaq listed company, from October 2021 to September 2026, served as its Chief Executive Officer from October 2021 to January 2024 and from October 2025 to September 2026, and has served as a director of EnerSyn Global Inc. since October 2021. Mr. Chan has served as a director of Value Exchange International, Inc., an OTC Markets listed company, since December 2021. Mr. Chan has served as a director of Impact BioMedical, Inc., a Nasdaq listed company, since March of 2025. Mr. Chan has served as a director of True Partner Capital Holding Limited, a HKSE listed company, from June 2025 until March 2026 when he was appointed as the Executive Chairman.

Mr. Chan was the Executive Chairman of China Gas Holdings Limited, an HKSE listed company, an investor and operator of city gas pipeline infrastructure in China from 1997 to 2002. Mr. Chan served as director of Skywest Ltd., a public Australian airline company from 2005 to 2006. Mr. Chan was the Managing Director of SingHaiyi Group Ltd. (now known as SingHaiyi Group Pte. Ltd.), a Singapore property development company formerly listed on the SGX, from March 2003 to September 2013. Mr. Chan served as a director of Heng Fai Enterprises Limited (now known as Zensun Enterprises Limited), an HKSE listed company, an investment holding company, from September 1992 to 2015, and as the Managing Chairman from 1995 to 2015. Mr. Chan served as a director of Global Medical REIT Inc., a NYSE listed company, a healthcare facility real estate company, from December 2013 to July 2015. Mr. Chan served as a director of RSI International Systems, Inc. (now known as ARCpoint Inc.), a TSXV listed company, the developer of RoomKeyPMS, a web-based property management system, from June 2014 to February 2019. Mr. Chan served as director of Holista CollTech Ltd., an ASX listed company, from July 2013 until June 2021. Mr. Chan served as a director of OptimumBank Holdings, Inc. from June 2018 until April 2022. Mr. Chan served as a director of Sharing Services Global Corporation, an OTC Markets listed company, from April 2020 to July 2025 and served as its Chairman of the Board from July 2021 to July 2025.

Mr. Chan has committed that the majority of his time will be devoted to managing the affairs of our company and its subsidiaries; however, Mr. Chan may engage in other business ventures.

As our founder, Chairman, Chief Executive Officer and our largest stockholder, Mr. Chan leads the board and guides our company. Mr. Chan brings extensive real estate and digital transformation technology knowledge to our company and a deep background in growth companies, emerging markets, mergers and acquisitions, and capital market activities. His service as the Chairman of the Board and Chief Executive Officer creates a critical link between management and the board.

Chan Tung Moe has served as Co-Chief Executive Officer of the Company since July 2021 and as a member of the Board since October 2022. Mr. Moe Chan has a diverse background and experience in the fields of property, hospitality, investment, technology and consumer finance.

Mr. Moe Chan served as the Chief Development Officer of the Company’s subsidiary, Alset International Limited, from August 2020 until March 2021 when he was appointed as the Co-Chief Executive Officer of Alset International Limited. Mr. Moe Chan has served as an Executive Director of Alset International Limited since December 2020. Mr. Moe Chan has served as a director of DSS, Inc., an NYSE listed company, since September 2020.

Previously, Mr. Moe Chan was the Group Chief Operating Officer of Heng Fai Enterprises Ltd (now known as Zensun Enterprises Limited), a HKSE listed company. Mr. Moe Chan was responsible for Heng Fai Enterprises Ltd’s global business operations consisting of REIT ownership and management, property development, hotels and hospitality, as well as property and securities investment and trading. Prior to that, Mr. Moe Chan was an Executive Director and the Chief of Project Development of SingHaiyi Group Ltd. (now known as SingHaiyi Group Pte. Ltd.), a Singapore property development company formerly listed on the SGX.

Mr. Moe Chan holds a Master’s Degree in Business Administration with honors from the University of Western Ontario, a Master’s Degree in Electro-Mechanical Engineering with honors and a Bachelor’s Degree in Applied Science with honors from the University of British Columbia. Chan Tung Moe is the son of Chan Heng Fai.

The board of directors appointed Chan Tung Moe in recognition of his extensive knowledge of real estate and ability to assist the Company in expanding its business.

Wong Tat Keung joined the Board of Directors of our Company in November 2020. Since 2010, Mr. Wong has served as the director of Aston Wong CPA Limited. Mr. Wong has served as an independent non-executive director of the Company’s former subsidiary, EnerSyn Global Inc. (formerly HWH International Inc.), a Nasdaq listed company, since January 2022. Mr. Wong has served as an independent non-executive director of Value Exchange International Inc., an OTC Markets listed company, since April 2022. Mr. Aston Wong has served as an independent non-executive director of True Partner Capital Holding Limited, a HKSE listed company, since May 2026.

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Previously, Mr. Wong served as an independent non-executive director of Roma Group Limited, a valuation and technical advisory firm, from March 2016 to January 2020. Mr. Wong served as an independent non-executive director of Lerthai Group Limited, a property, investment, management and development company, from December 2018 to August 2022. Mr. Wong served as an independent non-executive director of Welife Technology Limited (formerly known as Palace Banquet Holdings Limited), a full-service restaurant group in Hong Kong and China, from January 2022 to October 2023. Mr. Wong served as an independent non-executive director of the Company’s subsidiary, Alset International Limited, an SGX listed company, from January 2017 to April 2026. He served as the director and sole proprietor of Aston Wong & Co., a registered certified public accounting firm, from January 2006 to February 2010. From January 2005 to December 2005, he was a Partner at Aston Wong, Chan & Co., Certified Public Accountants. From April 2003 to December 2004, he served at Gary Cheng & Co., Certified Public Accountants as Audit Senior. He served as an Audit Junior to Supervisor of Hui Sik Wing & Co., certified public accountants from April 1993 to December 1999. He served as an independent non-executive director of SingHaiyi from July 2009 to July 2013 and ZH Holdings from December 2009 to July 2015. Mr. Wong is a Certified Public Accountant admitted to practice in Hong Kong. He is a Fellow Member of Association of Chartered Certified Accountants and an Associate Member of the Hong Kong Institute of Certified Public Accountants. He holds a Master in Business Administration degree (financial services) from the University of Greenwich, London, England.

Mr. Aston Wong demonstrates extensive knowledge of complex, cross-border financial, accounting and tax matters highly relevant to our business, as well as working experience in internal corporate controls, making him well-qualified to serve as an independent member of the board. Mr. Wong serves on our Audit Committee, Nominations and Corporate Governance Committee and Compensation Committee.

William Wu joined the Board of Directors of our Company in November 2020. Mr. Wu has served as the Responsible Officer for Corporate Finance and Assets Management of Investment Banking at Glory Sun Securities Limited since January 2019. Mr. Wu has served as a member of the Board of Directors of EnerSyn Global Inc. (formerly HWH International Inc.) since January 2022. Mr. Wu has served as an independent non-executive director of JY Grandmark Holdings Limited since November 2019.

Mr. Wu previously served as the Executive Director and the Chief Executive Officer of Power Financial Group Limited from November 2017 to January 2019. Mr. Wu has served as a member of the Board of Directors of DSS, Inc. since October 2019. Mr. Wu has served as a director of Asia Allied Infrastructure Holdings Limited since February 2015. Mr. Wu previously served as a director and the Chief Executive Officer of RHB Hong Kong Limited from April 2011 to October 2017. Mr. Wu served as the Chief Executive Officer of SW Kingsway Capital Holdings Limited (now known as Sunwah Kingsway Capital Holdings Limited) from April 2006 to September 2010. Mr. Wu served as a director of True Partner Capital Holding Limited, a HKSE listed company, from March 2026 to May 2026.

Mr. Wu holds a Bachelor of Business Administration degree and a Master of Business Administration degree of Simon Fraser University in Canada. He was qualified as a chartered financial analyst of The Institute of Chartered Financial Analysts in 1996.

Mr. Wu previously worked for a number of international investment banks and possesses over 30 years of experience in the investment banking, capital markets, institutional broking and direct investment businesses. He is a registered license holder to carry out Type 6 (advising on corporate finance) and Type 9 (asset management) regulated activities under the Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong).

Mr. Wu demonstrates extensive knowledge of complex, cross-border financial matters highly relevant to our business, making him well-qualified to serve as an independent member of the board. Mr. Wu serves on our Audit Committee, Nominations and Corporate Governance Committee and Compensation Committee.

Wong Shui Yeung joined the Board of Directors of our Company in November 2021. Mr. Wong is a practicing member and fellow member of Hong Kong Institute of Certified Public Accountants and holds a bachelor’s degree in business administration. He has over 25 years’ experience in accounting, auditing, corporate finance, corporate investment and development, and company secretarial practice. Mr. Frankie Wong has served as an independent non-executive director of the Company’s subsidiary, Alset International Limited, an SGX listed company, since June 2017. Mr. Frankie Wong is the Chairman of the Audit & Risk Management Committee and the Remuneration Committee of Alset International Limited. Mr. Wong has served as an independent non-executive director of the Company’s former subsidiary, EnerSyn Global Inc. (formerly HWH International Inc.), a Nasdaq listed company, since January 2022. Mr. Frankie Wong has served as an independent non-executive director of Value Exchange International Inc., an OTC Markets listed company, since April 2022. Mr. Wong has served as an independent non-executive director of DSS, Inc., an NYSE listed company, since July 2022. Mr. Frankie Wong has served as an independent non-executive director of True Partner Capital Holding Limited, a HKSE listed company, since June 2026.

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Mr. Frankie Wong was an independent non-executive director of First Credit Finance Group Limited from February 2024 to January 2026, a HKSE listed company.

Mr. Frankie Wong’s knowledge of complex, cross-border financial, accounting and tax matters highly relevant to our business, as well as working experience in internal corporate controls, qualify him to serve as an independent member of the board. Mr. Wong serves on our Audit Committee, Nominations and Corporate Governance Committee and Compensation Committee.

Lim Sheng Hon Danny joined the Company as an Executive Director in October 2022. Mr. Lim has served as the Senior Vice President, Business Development and as an Executive Director of the Company’s subsidiary, Alset International Limited, an SGX listed company since 2020. Mr. Lim has served as a director of DSS, Inc., an NYSE listed company, since October 2023. Mr. Lim has served as the Chief Operating Officer and as the Chief Strategic Officer of the Company’s former subsidiary EnerSyn Global Inc. (formerly HWH International Inc.), a Nasdaq listed company, since February 2024, and as a member of its board of directors since October 2025. Mr. Lim has served as a director of Value Exchange International Inc., an OTC Markets listed company, since December 2023. Mr. Lim has served as an executive director of True Partner Capital Holding Limited, a HKSE listed company, since March 2026.

Mr. Lim has extensive experience in business development, merger & acquisitions, corporate restructuring and strategic planning and execution. Mr. Lim manages business development efforts for Alset International Limited, focusing on corporate strategic planning, merger and acquisition and capital markets activities. Mr. Lim oversees and ensures the executional efficiency of the Group and facilitates internal and external stakeholders on the implementation of the Group’s strategies. Mr. Lim liaises with corporate partners or investment prospects for potential working/investment collaborations, and operational subsidiaries locally and overseas to augment close parent-subsidiary working relationship. Mr. Lim graduated from Singapore Nanyang Technological University with a Bachelor’s Degree with Honors in Business, specializing in Banking and Finance.

The board of directors appointed Mr. Lim in recognition of his extensive knowledge of our Company and its subsidiaries and his ability to assist the Company in expanding its business.

Joanne Wong Hiu Pan currently serves as Director and Responsible Officer of BMI Funds Management Limited, a Financial Advisor in Hong Kong. In October 2022, she became a director of Alset Inc. Ms. Wong also serves as Director of A-link Services Limited, a consulting company that brings together professionals with rich experience in different fields to provide the most suitable solutions to meet the needs of different clients. In addition, Ms. Wong also serves as Senior Consultant of Global Intelligence Trust, which provides professional trust service to individual, corporate and institutional customers. Ms. Wong has served as an independent non-executive director of DSS, Inc., a NYSE listed company, since July of 2022. Ms. Wong has served as an independent non-executive director of True Partner Capital Holding Limited, a HKSE listed company, since March 2026. Ms. Wong has served an independent non-executive director of the Company’s subsidiary, Alset International Limited, an SGX listed company, since April 2026. Ms. Wong graduated from the Chinese University of Hong Kong Faculty of Science with a Bachelor’s degree in 1999.

Ms. Wong demonstrates extensive knowledge of complex, cross-border financial matters highly relevant to our business, making her well-qualified to serve as an independent member of the board.

The following table sets forth certain information regarding our executive officers and key employees who are not also directors.

Name	Age	Position(s) with Alset Inc.
Lui Wai Leung Alan	56	Co-Chief Financial Officer
Rongguo Wei	55	Co-Chief Financial Officer
Charles MacKenzie	55	Chief Development Officer
Michael Gershon	54	Chief Legal Officer

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Lui Wai Leung Alan has been our Co-Chief Financial Officer since March 2018. With extensive expertise in corporate finance, strategic planning, and treasury management, Mr. Lui plays a significant role in driving the Company’s financial performance. He oversees financial and management reporting, financing operations, and treasury investments, ensuring the Company maintains a robust financial position. A key part of his responsibilities is assessing operational effectiveness and internal controls to ensure the Company adheres to the highest standards of governance and efficiency. Mr. Lui has served as the Chief Financial Officer of the Company’s subsidiary, Alset International Limited, an SGX listed company, since November 2016. He served as an Executive Director of Alset International Limited from July 2020 to April 2025. Mr. Lui has served as a director and Chief Financial Officer of the Company’s subsidiary, BMI Capital Partners International Ltd., a Hong Kong investment consulting company, since October 2016. Mr. Lui has served as the Co-Chief Financial Officer of the Company’s subsidiary, Winning Catering Group, Inc. (formerly known as LiquidValue Development Inc.) since December 2017 and has served as the Co-Chief Financial Officer of the Company’s subsidiary, Alset EHome Inc. since October 2017. Mr. Lui has served as Chief Financial Officer of the Company’s subsidiary, Hapi Metaverse Inc. since May 2016. Mr. Lui has served as an executive director of True Partner Capital Holding Limited, a HKSE listed company, since March 2026. He gained over a decade of experience as a Financial Controller at an HKSE-listed company, where he honed his expertise in financial leadership and corporate strategy. Mr. Lui is a certified practicing accountant in Australia and received a Bachelor’s degree in Business Administration from the Hong Kong Baptist University.

Rongguo Wei has been our Co-Chief Financial Officer since March 2018. Mr. Wei has served as the Chief Financial Officer of Winning Catering Group, Inc. (formerly known as LiquidValue Development Inc.) since March 2017. Mr. Wei has also served as the Chief Financial Officer of EnerSyn Global Inc. (formerly HWH International Inc.) since October 2021. Mr. Wei is a finance professional with nearly 20 years of experience working in public and private corporations in the United States. As the Chief Financial Officer, Mr. Wei is responsible for oversight of all finance, accounting, reporting and taxation activities for the Company. Prior to joining SeD Development Management LLC in August 2016, Mr. Wei worked for several different U.S. multinational and private companies including serving as Controller at American Silk Mill, LLC, a textile manufacturing and distribution company, from August 2014 to July 2016, serving as a Senior Financial Analyst at Air Products & Chemicals, Inc., a manufacturing company, from January 2013 to June 2014, and serving as a Financial/Accounting Analyst at First Quality Enterprise, Inc., a personal products company, from 2011 to 2012. Mr. Wei served as a member of the Board Directors of Amarantus Bioscience Holdings, Inc., a biotech company, from February to May 2017, and has served as the Chief Financial Officer of that company from February 2017 until November 2017. Before Mr. Wei came to the United States, he worked as an equity analyst at Hong Yuan Securities, an investment bank in Beijing, China, concentrating on industrial and public company research and analysis. Mr. Wei is a certified public accountant and received his Master of Business Administration from the University of Maryland and a Master of Business Taxation from the University of Minnesota. Mr. Wei also holds a Master in Business degree from Tsinghua University and a Bachelor’s degree from Beihang University.

Charles MacKenzie was appointed our Chief Development Officer in December 2019. Mr. MacKenzie has served as a member of the Board of Directors of Winning Catering Group, Inc. (formerly known as LiquidValue Development Inc.) since December 2017. He has served as the Chief Executive Officer-United States of Alset EHome Inc. since April 2020 and has served as the Chief Development Officer for SeD Development Management, a subsidiary of Alset EHome Inc., since July 2015. Mr. MacKenzie has also served as a member of the Board of Directors of Alset EHome Inc. since October 2017. He was previously the Chief Development Officer for Inter-American Development (IAD), a subsidiary of Heng Fai Enterprises Limited (now known as Zensun Enterprises Limited) from April 2014 to June 2015. Mr. MacKenzie is the Founder and President of MacKenzie Equity Partners, specializing in mixed-use real estate investments since 2006, and served in various brokerage and development roles with MacKenzie Commercial Real Estate Services from 1997 to 2006. Mr. MacKenzie was also the owner of Smartbox Portable Storage, a residential moving and storage company, from October 2006 to a successful sale in February 2017. Mr. MacKenzie focuses on acquisitions and development of residential and mixed-use projects within the United States. Mr. MacKenzie specializes in site selection, contract negotiations, marketing and feasibility analysis, construction and management oversight, building design and investor relations. Mr. Mackenzie has developed over 1,300 residential units including single family homes, multifamily, and senior living dwellings totaling more than $110 million and over 650,000 square feet of commercial real estate valued at over $100 million. Mr. MacKenzie received a B.A. and graduate degree from St. Lawrence University, where he served on Board of Trustees from 2003 to 2007.

Key Employees

Michael Gershon has been our Chief Legal Officer since October 2018. Mr. Gershon has served as the Chief Legal Officer of our subsidiary SeD Development Management LLC since April 2019 and from February 2017 until April 2019 served as Associate Corporate Counsel of that subsidiary. Prior to joining our Company, Mr. Gershon served as an attorney adviser with the Division of Corporation Finance at the U.S. Securities and Exchange Commission from November 2015 until November 2016 and served as an associate at the law firm of Wuersch & Gering LLP from August 2004 until January 2015. Mr. Gershon received a B.A. degree in economics from Boston College and a J.D. from Georgetown University Law Center.

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Director Compensation

The following table sets forth the cash and non-cash compensation awarded to or earned by the members of our Board of Directors during the fiscal year ended December 31, 2025, except for Chan Heng Fai and Moe Tung Chan, whose information is set forth in the summary compensation table in the section of this Proxy Statement titled Executive Compensation:

Name	Directors’ Fee	Salary	Consultation Fee	Bonus	Total Compensation
Wong Tat Keung (1)	$53,341				$53,341
William Wu (2)	$30,000				$30,000
Wong Shui Yeung (3)	$53,341				$53,341
Lim Sheng Hon Danny (4)	$-	214,425	30,000		$244,425
Joanne Wong Hiu Pan	$20,000				$20,000

(1) Mr. Wong Tat Keung is compensated as a member of the Board of Directors of Alset International, EnerSyn Global Inc. (formerly HWH International Inc.) and a member of the Company’s Board of Directors.

(2) Mr. Wu is compensated as a member of the Board of Directors of EnerSyn Global Inc. (formerly HWH International Inc.) and a member of the Company’s Board of Directors.

(3) Mr. Wong Shui Yeung is compensated as a member of the Board of Directors of Alset International, EnerSyn Global Inc. (formerly HWH International Inc.) and a member of the Company’s Board of Directors.

(4) Mr. Lim is compensated as an employee of Alset International and as a consultant to the Company.

We intend to compensate each non-employee director through annual stock option grants and by paying a quarterly cash fee. Chan Heng Fai is compensated by our subsidiary, Alset International, for his services as an officer and director of that company. Certain members of our Board of Directors are currently compensated by Alset International for their services as directors of that company. Our Board of Directors reviews director compensation annually and adjusts it according to then current market conditions and good business practices.

On February 16, 2022, our Board of Directors set the annual cash compensation for the independent members of our Board of Directors for 2022. In addition to their current compensation of $1,000 per month, independent members of the Board of Directors will also be paid an additional payment of $2,000 for each Board or Board Committee meeting that such independent member shall attend during the fiscal year ending December 31, 2023. In 2024 the compensation to members of our Board of Directors was increased to $5,000 per quarter.

Certain of our directors are compensated for services on the Board of Directors of companies in which we are a shareholder, including but not limited to DSS, Inc., which compensates Mr. Wu.

Corporate Governance

Board Composition

Our Board of Directors currently consists of seven members. Our Board of Directors has undertaken a review of the independence of our directors and has determined that all of our current directors, except Chan Heng Fai, Chan Tung Moe and Lim Sheng Hon Danny, are independent within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market listing rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each director shall be elected to the Board of Directors to hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors does not have a formal policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and believes that it should retain the flexibility to make this determination in the manner it believes will provide the most appropriate leadership for our company from time to time. Currently, Chan Heng Fai serves as Chairman of the Board and Chief Executive Officer, working closely with the rest of the Board as well as Executives of the Company. Mr. Chan sets the strategic direction for the Company and provides day-to-day leadership. As Chairman of the Board of Directors, Mr. Chan further oversees the agenda for board meetings in collaboration with the other board members.

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Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors periodically consults with management regarding the Company’s risks.

Our Board of Directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through the Audit Committee of our Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks.

Board Committees

Our Board of Directors has an Audit Committee, a Nominations and Corporate Governance Committee and a Compensation Committee. Each of these committees is currently composed of Wong Tat Keung, Wong Shui Yeung and William Wu.

Our Audit Committee and Compensation Committee each comply with the listing requirements of the Nasdaq Marketplace Rules. At least one member of the Audit Committee will be an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K, and each member will be “independent” as that term is defined in Rule 5605(a) of the Nasdaq Marketplace Rules. Our Board of Directors has determined that each of Wong Tat Keung, Wong Shui Yeung, Joanne Wong Hiu Pan and William Wu is independent.

Audit Committee

Our Audit Committee was established in November of 2020 and met twice during the fiscal year ended December 31, 2025. The primary purpose of our Audit Committee is to assist the Board of Directors in the oversight of the integrity of our accounting and financial reporting process, the audits of our consolidated financial statements, and our compliance with legal and regulatory requirements. The functions of our Audit Committee include, among other things:

●	hiring the independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and monitoring its independence and performance;

●	reviewing and approving the planned scope of the annual audit and the results of the annual audit;

●	pre-approving all audit services and permissible non-audit services provided by our independent registered public accounting firm;

●	reviewing the significant accounting and reporting principles to understand their impact on our consolidated financial statements;

●	reviewing our internal financial, operating and accounting controls with management, our independent registered public accounting firm and our internal audit provider;

●	reviewing with management and our independent registered public accounting firm, as appropriate, our financial reports, earnings announcements and our compliance with legal and regulatory requirements;

●	periodically reviewing and discussing with management the effectiveness and adequacy of our system of internal controls;

●	in consultation with management and the independent auditors, reviewing the integrity of our financial reporting process and adequacy of disclosure controls;

●	reviewing potential conflicts of interest under and violations of our code of conduct;

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●	establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

●	reviewing and approving related-party transactions; and

●	reviewing and evaluating, at least annually, our Audit Committee’s charter.

With respect to reviewing and approving related-party transactions, our Audit Committee reviews related-party transactions for potential conflicts of interests or other improprieties. Under SEC rules, as a smaller reporting company, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment and Board of Directors membership. Our Audit Committee could approve a related-party transaction if it determines that the transaction is in our best interest. Our directors are required to disclose to this Committee or the full Board of Directors any potential conflict of interest, or personal interest in a transaction that our Board of Directors is considering. Our executive officers are required to disclose any related-party transaction to the Audit Committee. We also poll our directors on an annual basis with respect to related-party transactions and their service as an officer or director of other entities. Any director involved in a related-party transaction that is being reviewed or approved must recuse himself or herself from participation in any related deliberation or decision. Whenever possible, the transaction should be approved in advance and if not approved in advance, must be submitted for ratification as promptly as practical.

The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee must qualify as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act, and have financial sophistication in accordance with the Nasdaq Stock Market listing rules. Our Board of Directors has determined that Wong Tat Keung qualifies as an Audit Committee financial expert.

Both our independent registered public accounting firm and management periodically will meet privately with our Audit Committee.

The Board of Directors has adopted a charter for the Audit Committee, which is available in the corporate governance section of our website at https://www.alsetinc.com/.

Nominations and Corporate Governance Committee

The primary purpose of our Nominations and Corporate Governance Committee is to assist our Board of Directors in promoting the best interest of our company and our stockholders through the implementation of sound corporate governance principles and practices. Our Nominations and Corporate Governance Committee was established in 2021 and met once during the fiscal year ended December 31, 2025; prior to its formation, the functions of this committee were addressed by the Board of Directors. The functions of our Nominations and Corporate Governance Committee include, among other things:

●	identifying, reviewing and evaluating candidates to serve on our Board of Directors;

●	determining the minimum qualifications for service on our Board of Directors;

●	developing and recommending to our Board of Directors an annual self-evaluation process for our Board of Directors and overseeing the annual self-evaluation process;

●	developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to our Board of Directors any changes to such principles; and

●	periodically reviewing and evaluating our Nominations and Corporate Governance Committee’s charter.

The Board of Directors has adopted a charter for the Nominations and Corporate Governance Committee, which is available in the corporate governance section of our website at https://www.alsetinc.com/.

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Compensation Committee

Our Compensation Committee was established at the time of our initial public offering in November 2020 and met twice during the fiscal year ended December 31, 2025. Prior to the establishment of the Compensation Committee, the functions of such committee were administered by the entire Board of Directors. The primary purpose of our Compensation Committee is to assist our Board of Directors in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this Committee reviews all components of executive officers and employees compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our Compensation Committee include, among other things:

●	designing and implementing competitive compensation, retention and severance policies to attract and retain key personnel;

●	reviewing and formulating policy and determining the compensation of our Chief Executive Officer, our other executive officers and employees;

●	reviewing and recommending to our Board of Directors the compensation of our non-employee directors;

●	reviewing and evaluating our compensation risk policies and procedures;

●	administering our equity incentive plans and granting equity awards to our employees, consultants and directors under these plans;

●	administering our performance bonus plans and granting bonus opportunities to our employees, consultants and non-employee directors under these plans;

●	if required from time to time, preparing the analysis or reports on executive officer compensation required to be included in our annual proxy statement;

●	engaging compensation consultants or other advisors it deems appropriate to assist with its duties; and

●	reviewing and evaluating, at least annually, our Compensation Committee’s charter.

The Board of Directors has adopted a charter for the Compensation Committee, which is available in the corporate governance section of our website at https://www.alsetinc.com/.

The Compensation Committee retains sole authority to hire any compensation consultant, approve such consultant’s compensation, determine the nature and scope of its services, evaluate its performance, and terminate its engagement.

The Compensation Committee has reviewed our compensation policies and practices for all employees, including our named executive officers, as they relate to risk management practices and risk-taking incentives, and has determined that there are no risks arising from these policies and practices that are reasonably likely to have a material adverse effect on us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

Insider Trading Policy

On March 19, 2025 we adopted an insider trading policy and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees, which are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards

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Code of Conduct for Employees, Executive Officers and Directors

We have adopted a code of conduct applicable to all of our employees, executive officers and directors. The code of conduct is available in the corporate governance section of our website at https://www.alsetinc.com/.

The Audit Committee of our Board of Directors is responsible for overseeing the code of conduct and must approve any waivers of the code of conduct for employees, executive officers or directors.

Meetings of the Board of Directors

The Board of Directors held two meetings during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, each director attended these meetings of the Board of Directors.

Directors are encouraged, but not required, to attend the annual meeting of stockholders.

Director Nomination Process

The process followed by Board of Directors to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Board of Directors.

In determining whether to recommend any particular candidate for inclusion in the Board of Directors’ slate of recommended director nominees, our Board of Directors considers the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Board of Directors considers the value of diversity when recommending candidates. The Board views diversity broadly to include diversity of experience, skills and viewpoint. The Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board of Directors believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.

Stockholders may recommend individuals to our Board for consideration as potential director candidates. The Board will evaluate stockholder-recommended candidates by following the same process and applying the same criteria as it follows for candidates submitted by others.

Stockholders may directly nominate a person for election to our Board of Directors by complying with the procedures set forth in Section 2.13 of our bylaws, and with the rules and regulations of the SEC. Under our bylaws, for business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “proposing stockholder”) must have given written notice of the proposing stockholder’s nomination or proposal, either by personal delivery or by United States mail to the Secretary not later than ninety (90) calendar days prior to the date such annual meeting is to be held. If the current year’s meeting is called for a date that is not within thirty (30) days of the anniversary of the previous year’s annual meeting, notice must be received not later than ten (10) calendar days following the day on which public announcement of the date of the annual meeting is first made. In no event will an adjournment or postponement of an annual meeting of stockholders begin a new time period for giving a proposing stockholder’s notice as provided above.

For business to be properly brought before a special meeting of stockholders, the notice of the meeting sent by or at the direction of the person calling the meeting must set forth the nature of the business to be considered. A person or persons who have made a written request for a special meeting pursuant to our bylaws may provide the information required for notice of a stockholder proposal simultaneously with the written request for the meeting submitted to the Secretary or within ten (10) calendar days after delivery of the written request for the meeting to the Secretary.

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A proposing stockholder’s notice shall include as to each matter the proposing stockholder proposes to bring before either an annual or special meeting:

(a) The name and address of the proposing stockholder, and the classes and number of shares of the Corporation held by the proposing stockholder.

(b) If the notice is in regard to a nomination of a candidate for election as director: (a) the name, age, and business and residence address of the candidate; (b) the principal occupation or employment of the candidate; and (c) the class and number of shares of the Company beneficially owned by the candidate.

Board Diversity

The Board of Directors does not have a formal policy regarding board diversity for our board of directors as a whole nor for each individual member. The Nominations and Corporate Governance Committee does consider such factors as gender, race, ethnicity, experience and area of expertise, as well as other individual attributes that contribute to the total diversity of viewpoints and experience represented on the board of directors.

Stockholder Communications with the Board of Directors

You can contact our Board of Directors to provide comments, to report concerns, or to ask questions, at the following address:

Alset Inc.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

Communications are distributed to our Board of Directors, or to any individual director, as appropriate, depending on the facts and circumstances outlined in the communication.

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PROPOSAL TWO

RATIFICATION OF THE SELECTION OF HTL INTERNATIONAL, LLC AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2026

Our Board of Directors, acting upon the recommendation of the Audit Committee, has selected HTL International, LLC to audit our consolidated financial statements for the fiscal year ending December 31, 2026.

Although stockholder approval of the selection of HTL International, LLC is not required by law, our Board of Directors and the Audit Committee believe it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of HTL International, LLC. Additionally, we are considering various actions to reduce our operating expenses. Even if this proposal is approved, the Audit Committee may reconsider its selection of HTL International, LLC as part of our expense reduction efforts.

During the two most recent fiscal years and through July 2, 2025, the date on which the Company engaged HTL International, LLC, the Company has not consulted with HTL International, LLC regarding either:

1. The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that HTL International, LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

We expect representatives of HTL International, LLC to attend the annual meeting, to be available to respond to appropriate questions from stockholders, and to have the opportunity to make a statement if so desired.

On July 2, 2025, the Board of Directors of the Company dismissed Grassi & Co., CPAs, P.C. (“Grassi”) as its independent registered public accounting firm at the recommendation of the Audit Committee. Grassi’s audit report on the Company’s financial statements for the years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2024, and during the subsequent interim period preceding the date of dismissal, there were (i) no disagreements with Grassi on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company requested Grassi & Co. to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. The Company filed this letter with the SEC and accepted the dismissal while neither agreeing nor disagreeing with the decision by the Company.

Fees of Independent Registered Public Accounting Firm

The following table indicates the fees paid by us for services performed for the years ended December 31, 2025 and December 31, 2024:

	Year Ended December 31, 2025 (HTL)	Year Ended December 31, 2024 (Grassi)

Audit Fees	$189,000	$268,178
Audit-Related Fees	$7,700	$-
Tax Fees	$-	$6,165
All Other Fees	$-	$-
Total	$196,700	$274,343

Audit Fees. This category includes the aggregate fees billed for professional services rendered by the independent auditors during the years ended December 31, 2025 and December 31, 2024 for the audit of our financial statements and review of our Form 10-Qs.

Audit-Related Fees. This category includes the aggregate fees billed for professional services rendered by the independent auditors during the years ended December 31, 2025 and December 31, 2024 for services performed in relation to valuation of our real estate assets and other additional services the auditors performed.

Tax Fees. This category includes the aggregate fees billed for tax services rendered in the preparation of our federal and state income tax returns.

All Other Fees. This category includes the aggregate fees billed for all other services, exclusive of the fees disclosed above, rendered during the years ended December 31, 2025 and December 31, 2024.

Pre-Approval Policies and Procedures

Our Audit Committee’s policy is that all audit services and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee’s approval procedures include the review and approval of engagement letters from our independent registered public accounting firm that document the fees for all audit services and non-audit services, primarily tax advice and tax return preparation and review.

All audit services and all non-audit services in fiscal year ended December 31, 2025 were pre-approved by our Audit Committee. Our Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF HTL INTERNATIONAL, LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

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PROPOSAL THREE

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

We are asking our stockholders to approve an advisory resolution on the compensation of our named executive officers as reported in this proxy statement, commonly referred to as the “say-on-pay” vote. Although the say-on-pay vote is advisory and therefore non-binding, our Board and Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program. As described in the “Executive Compensation” section of this proxy statement, our Compensation Committee has structured our executive compensation program to achieve the following objectives:

●	Provide competitive compensation that will help attract, retain, and reward qualified executives;

●	Align executives’ interests with our success by making a portion of the executive’s compensation dependent upon corporate performance; and

●	Align executives’ interests with the interests of stockholders by including long-term equity incentives.

We encourage stockholders to read the “Executive Compensation” section of this proxy statement, which provides an overview of our executive compensation policies and procedures. The Summary Compensation Table and other related compensation tables and narratives provide detailed information on the compensation of our named executive officers. Our Board and Compensation Committee believe that the policies and procedures articulated in the “Executive Compensation” section of this proxy statement are effective in achieving our goals and that the compensation of the named executive officers reported in this proxy statement has contributed to our success.

In accordance with Section 14A of the Exchange Act and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the 2026 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the 2026 annual meeting of stockholders.”

As an advisory vote, this proposal is not binding on us or our Board or Compensation Committee. The outcome of this advisory vote does not overrule any decision by us or our Board or Compensation Committee, nor will it create or imply any change to our fiduciary duties or those of our Board or Compensation Committee. However, our Board and Compensation Committee value the opinions to be expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

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PROPOSAL FOUR

ADVISORY VOTE ON DETERMINING THE FREQUENCY

OF SAY-ON-PAY (“SAY-ON-FREQUENCY”)

As required by Section 14A of the Securities Exchange Act, this proposal, commonly referred to as the “say-on-frequency” vote, provides our stockholders with the opportunity to vote on how frequently they would like to cast an advisory vote on executive compensation. In casting their advisory vote, stockholders may choose among four options: (1) an annual vote, (2) a vote every two years (biennial), (3) a vote every three years (triennial) or (4) abstain from voting on this proposal.

Our Board has considered the advantages and disadvantages of the frequency of the say-on-pay vote. Based on its analysis, the Board believes that a triennial vote on executive compensation would be the most appropriate for the Board and the Compensation Committee and best serve the interests of our company and stockholders.

Like the advisory vote on executive compensation, the advisory vote on the frequency of such vote is non-binding on our Board and Compensation Committee. We will consider stockholders to have expressed a preference for the frequency that receives the largest number of favorable votes. Abstentions and broker non-votes will have no effect on the outcome of this advisory vote. The Board also may from time to time decide that it is in the best interests of our company and our stockholders to hold the frequency vote more or less frequently than the non-binding option preferred by our stockholders. The say-on-pay frequency vote is required to be held at least once every six years, and it is expected that the next vote on a say-on-pay frequency proposal will occur at the 2032 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “THREE YEARS” ON THE PROPOSAL TO DETERMINE THE FREQUENCY OF SAY-ON-PAY.

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REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2025 and discussed them with the Company’s management.

The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

By the Audit Committee of the Board of Directors of Alset Inc.

William Wu

Wong Tat Keung

Wong Shui Yeung

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth certain information with respect to the beneficial ownership of our common stock as of October 5, 2026, referred to in the table below as the “Beneficial Ownership Date,” by:

●	each person who is known to be the beneficial owner of 5% or more of the outstanding shares of our common stock;

●	each member of our Board of Directors, director nominees and each of our named executive officers individually; and

●	all of our directors, director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date and shares of restricted stock subject to vesting until the occurrence of certain events, are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person (however, neither the stockholder nor the directors and officers listed below own any stock options or warrants to purchase shares of our common stock at the present time). The percentages of beneficial ownership are based on 38,895,830 shares of common stock outstanding as of the Beneficial Ownership Date.

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To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Name and Address (1)	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares

Chan Heng Fai (2)	35,198,409	90.5%
Wong Tat Keung	0
William Wu	0
Wong Shui Yeung	0
Chan Tung Moe	0
Lim Sheng Hon Danny	0
Joanne Wong Hiu Pan	0
Lui Wai Leung Alan	0
Rongguo Wei	0
Charles MacKenzie	0
All Directors and Officers (10 individuals)	35,198,409	90.5%

(1)	Except as otherwise indicated, the address of each of the persons in this table is c/o Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814.

(2)	Represents 3,875,506 shares of common stock owned of record by HFE Holdings Limited, of which Chan Heng Fai has sole voting and investment power with respect to such shares and 31,322,903 shares of common stock directly held by Chan Heng Fai.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Transactions with Related Persons

Our Board of Directors intends to adopt a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. Related persons include any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons. Related person transactions refer to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which (i) we were or are to be a participant, (ii) the amount involved exceeds $120,000, and (iii) a related person had or will have a direct or indirect material interest. Related person transactions include, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person, in each case subject to certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act.

We expect that the policy will provide that in any related person transaction, our Audit Committee and Board of Directors will consider all of the available material facts and circumstances of the transaction, including: the direct and indirect interests of the related persons; in the event the related person is a director (or immediate family member of a director or an entity with which a director is affiliated), the impact that the transaction will have on a director’s independence; the risks, costs and benefits of the transaction to us; and whether any alternative transactions or sources for comparable services or products are available. After considering all such facts and circumstances, our Audit Committee and Board of Directors will determine whether approval or ratification of the related person transaction is in our best interest. For example, if our Audit Committee determines that the proposed terms of a related person transaction are reasonable and at least as favorable as could have been obtained from unrelated third parties, it will recommend to our Board of Directors that such transaction be approved or ratified. In addition, if a related person transaction will compromise the independence of one of our directors, our Audit Committee may recommend that our Board of Directors reject the transaction if it could affect our ability to comply with securities laws and regulations or Nasdaq listing requirements.

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Transactions and Relationships with Directors, Officers and 5% Stockholders

Equity Award

On April 15, 2025, the Board of Directors of Alset Inc. awarded the Company’s Chairman and Chief Executive Officer, Chan Heng Fai, 1,000,000 restricted shares of the Company’s common stock (the “Shares”). The Shares were granted to Mr. Chan as compensation for services rendered to the Company pursuant to the terms of the Company’s 2025 Incentive Compensation Plan, as adopted on March 17, 2025. Under the terms and conditions of the Award Agreement, the Shares may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of prior to April 15, 2026.

Notes Payable

Chan Heng Fai provided an interest-free, due on demand advance to SeD Perth Pty. Ltd. for its general operations. On December 31, 2025 and 2024, the outstanding balance was $12,500 and $11,618, respectively.

Chan Heng Fai provided an interest-free, due on demand advance to Hapi Metaverse Inc. for its general operations. As of December 31, 2025 and 2024, the outstanding balance was $4,168 and $4,177, respectively

In June and July 2025 Chan Heng Fai provided interest-free, due on demand advances to EnerSyn Global Inc. (then known as HWH International Inc.) for its general operations. As of December 31, 2025, the outstanding balance was $4,263.

Management Fees

MacKenzie Equity Partners, LLC, an entity owned by Charles MacKenzie, Chief Development Officer of the Company, has a consulting agreement with a majority-owned subsidiary of the Company. Pursuant to an agreement entered into in June of 2022, as supplemented in August, 2023, the Company’s subsidiary has paid $25,000 per month for consulting services. In addition, MacKenzie Equity Partners, LLC has been paid certain bonuses, including a sum of $60,000 in June 2024, $75,000 in May 2025 and $120,000 in December 2025.

The Company incurred expenses of $495,000 and $360,000 in the years ended December 31, 2025 and 2024, respectively, which in 2025 were expensed and in 2024 were capitalized as part of Real Estate on the balance sheet as the services relate to property and project management. On December 31, 2025 and 2024, the Company owed this related party $39,529 and $27,535, respectively. These amounts are included in Accounts Payable in the accompanying condensed consolidated balance sheets.

Note Receivable from a Related Party Company

On August 31, 2023, Hapi Café Inc. and Ketomei Pte. Ltd. entered into a binding term sheet pursuant to which HCI agreed to lend Ketomei up to $36,634 pursuant to a convertible loan, with a term of 12 months. After the initial 12 months, the interest on such loan was intended to be 3.5%. This loan was written off upon the acquisition of Ketomei in February 2024.

On October 26, 2023, the same parties entered into another binding term sheet pursuant to which HCI agreed to lend Ketomei up to $37,876 pursuant to a non- convertible loan, with a term of 12 months. After the initial 12 months, the interest on such loan was intended to be 3.5%. This loan was written off upon the acquisition of Ketomei in February 2024.

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The amount due from Ketomei at December 31, 2024 was $0.

On February 20, 2024, HCI-T invested $312,064 for an additional 38.41% ownership interest in Ketomei by converting $312,064 of convertible loan. The loan was impaired at the year ended of December 31, 2023, therefore, $312,064 was transferred from impairment of convertible loan to impairment of equity method investment. After this additional investment, Hapi Cafe owns 55.65% (the Company owns indirectly 45.5%) of Ketomei’s outstanding shares and Ketomei is consolidated into the financial statements of the Company beginning on February 20, 2024.

On October 13, 2021 BMI Capital Partners International Limited (“BMI”) entered into a loan agreement with Liquid Value Asset Management Limited (“LVAML”), a subsidiary of DSS, pursuant to which BMI agreed to lend $3,000,000 to LVAML. The loan has variable interest rate and matured on January 12, 2023, with automatic three-month extensions. The purpose of the loan is to purchase a portfolio of trading securities by LVAM. BMI participates in the losses and gains from portfolio based on the calculations included in the loan agreement. As of December 31, 2025 and 2024 LVAML owes the Company $33,036 and $463,995, respectively.

On September 28, 2023 Alset International Limited (“Alset International”) entered into loan agreement with Value Exchange International Inc., pursuant to which Alset International agreed to lend $500,000 to VEII. The loan carries simple annual interest rate of 8%. As of December 31, 2024 the Company accrued $40,000 interest and VEII owed $550,000, to Alset International. The Company wrote off this loan at March 31, 2025. The Company recognized an impairment on this loan as it was past due and, at that time, management determined that VEII’s operating performance had deteriorated.

On November 6, 2024, the Company’s subsidiary signed a loan agreement with HapiTravel Holding Pte. Ltd. (“HTHPL”) in the amount of $137,658 at a rate of 5% per annum, the maturity date of which is on or before the second anniversary of the effective date. During first quarter of 2025, the Company lent HTHPL additional $19,053. As of December 31, 2025 and 2024 the Company accrued $7,168 and $1,018 interest, respectively, and impaired $139,514 at December 31, 2025. As of December 31, 2025 and 2024 HTHPL owed $25,789 and $139,514, respectively, to the Company.

On December 18, 2024, the Company’s subsidiary sold Hapi Travel Pte. Ltd. (“HTPL”) to HTHPL for a consideration of $834.

On December 17, 2024, the Company’s subsidiary entered into a shares purchase agreement with HTHPL, pursuant to which the Company sold 500,000 ordinary shares of Hapi Travel Limited (“HTL”), representing 100% of the issued and outstanding share capital of HTL, in exchange for a promissory note in the amount of $82,635, which bears a 6% interest rate and has a scheduled maturity two years from the date of the promissory note. As of December 31, 2025 and 2024, the Company accrued $4,839 and $190 interest, respectively, and HTHPL repaid $17,248 in 2025. As of December 31, 2025 and 2024 HTHPL owed $70,043 and $82,635, respectively, to the Company.

On January 23, 2025 the Company’s subsidiary entered into loan agreement with New Energy Asia Pacific Company Limited (“New Energy Asia”), pursuant to which the Company agreed to lend $69,326 to New Energy Asia. The loan carries simple annual interest rate of 8% and is due on January 23, 2026. As of December 31, 2025 the Company accrued $5,197 interest and New Energy Asia owed $74,614, to the Company.

On July 18, 2025, the Company’s subsidiary signed a loan agreement with HapiTravel Holding Pte. Ltd in the amount of $279,027 at a rate of 5% per annum, the maturity date of which is on or before the third anniversary of the effective date. As of December 31, 2025 the Company accrued $6,230 of interest. As of December 31, 2025 HTHPL owed $286,555 to the Company.

On August 20, 2025, the Company entered into a securities purchase agreement with DSS pursuant to which the Company purchased from DSS a Convertible Promissory Note (the “DSS Convertible Note”) in the amount of $500,000, convertible into shares of DSS’s common stock at the Company’s option until maturity on July 31, 2028. The DSS Convertible Note bears interest at the Prime Rate, which means the rate of interest quoted in the Wall Street Journal, Money Rates Section as the “Prime Rate.” At the time of filing, the Company has not converted any of the debt contemplated by DSS Convertible Note. As of December 31, 2025 the Company accrued $12,579 interest and DSS owed $512,579, to the Company.

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On August 22, 2025, the Company’s subsidiary paid a bill on behalf of Value Exchange International (Hong Kong) Limited (“VEIHK”), a fellow subsidiary of VEII, in the amount of $34,190 as an interest-free loan, which is due on demand.

On September 5, 2025, the Company’s subsidiary entered into a loan agreement with VEIHK, in the amount of $84,820 at a rate of 8% per annum, the maturity date of which is on or before the three months of the effective date. The maturity date was subsequently extended to September 4, 2026. As of December 31, 2025 the Company accrued $2,189 interest and VEIHK owed $87,009, to the Company.

On October 1, 2025, the Company paid a bill on behalf of Value Exchange International Inc. in the amount of $7,500, which accrues 8% interest rate and is due on demand. As of December 31, 2025 the Company accrued $150 interest and VEII owed $7,650, to the Company.

On March 26, 2026 the Company’s subsidiary entered into loan agreement with New Energy Asia, pursuant to which the Company agreed to lend $713,093 to New Energy Asia. The loan carries simple annual interest rate of 8% and is due on March 26, 2029. As of March 31, 2026, the Company accrued $781 in interest, and New Energy Asia owed $709,246, to the Company.

Consummation of the Merger of Alset Capital Acquisition Corp. and HWH International Inc.

On January 9, 2024, two entities affiliated with Alset Inc. completed a previously announced transaction. On September 9, 2022, Alset Capital entered into an agreement and plan of merger (the “Merger Agreement”) with our indirect subsidiary HWH International Inc., a Nevada corporation (“HWH-NV”) and HWH Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of Alset Capital (“Merger Sub”). The Company and its 85.8% owned subsidiary Alset International own Alset Acquisition Sponsor, LLC, the sponsor (the “Sponsor”) of Alset Capital.

Pursuant to the Merger Agreement, on January 9, 2024, a Business Combination between Alset Capital and HWH-NV was effected through the merger of Merger Sub with and into HWH-NV, with HWH-NV surviving the merger as a wholly owned subsidiary of Alset Capital (the “Merger”), and Alset Capital changing its name to HWH International Inc. (“New HWH”).

The total consideration paid at the closing of the Merger by New HWH to the HWH-NV shareholders was 12,500,000 shares of New HWH common stock. Alset International owned the majority of the outstanding shares of HWH-NV at the time of the Business Combination, and received 10,900,000 shares of New HWH as consideration for its shares of HWH-NV.

New HWH had 6,476,400 shares of common stock issued and outstanding following a 1-for-5 reverse stock split of New HWH common stock on February 24, 2025. Of these shares, a total of 5,064,734 shares of New HWH common stock are now owned by the Sponsor, Alset International, and the Company directly. In addition, the Sponsor owns warrants convertible into up to 47,375 shares of New HWH common stock upon exercise.

The transaction described above was a transaction between entities under common control. In the transactions under common control, financial statements and financial information were presented as of the beginning of the period as though the assets and liabilities had been transferred at that date. The Company controlled both entities before and after the transaction and accordingly, the transaction had no effect on the Company’s financial statements as the equity was eliminated in consolidation. New HWH later changed its name to “EnerSyn Global Inc.” and since August 10, 2026 has no longer been a majority-owned subsidiary of the Company.

Stock Purchase Agreements and Debt Conversion Agreements

On September 24, 2024, HWH International Inc. (“HWH,” now known as EnerSyn Global Inc.) entered into two (2) debt conversion agreements with creditors (each an “Agreement,” or collectively, the “Agreements”): (i) Alset International Limited (which was at that time HWH’s majority stockholder); and (ii) Alset Inc. (which in turn is Alset International Limited’s majority stockholder). Each Agreement converted debt owed by HWH to the respective creditor into shares of HWH’s common stock.

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Under the terms of their respective Agreements, Alset Inc. converted $300,000 of HWH’s debt into 476,190 shares of HWH’s common stock, and Alset International Limited converted $3,501,759 of HWH’s debt into 5,558,347 shares of HWH’s common stock. Under the Agreements, the debt conversions resulted in the issuance of newly issued shares of HWH’s common stock. The price at which the debt conversion was fixed was set at $0.63 per share of HWH common stock. Cumulatively, the newly issued shares contemplated by the Agreements represented 6,034,537 new shares of HWH’s common stock.

On September 26, 2024, Alset Inc. entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with the Company’s majority owned subsidiary, Alset International Limited. Pursuant to the Stock Purchase Agreement, the Company agreed to purchase 6,500,000 shares (the “Shares”) of HWH International Inc. (the Nasdaq-listed company). As consideration for the Shares, the Company agreed to issue a secured promissory note to Alset International Limited in the original principal amount of $4,095,000 (the “Promissory Note”). The Promissory Note bears an interest rate of 5% per annum and a maturity date of September 26, 2026, and is secured by collateral specified in a security agreement (the “Security Agreement”), between the Company and Alset International Limited.

Our Chairman, Chief Executive Officer and majority stockholder, Chan Heng Fai, is also the Chairman and Chief Executive Officer of Alset International Limited and was at that time the Chairman of HWH. In addition, certain other members of our board are also officers and/or directors of Alset International Limited and HWH.

The closing of the transactions described above was contingent upon the approval of the stockholders of Alset International Limited and the satisfaction of other closing conditions and closed on November 20, 2024.

On November 25, 2024, Alset Inc. entered into a stock purchase agreement with HWH, pursuant to which the Company agreed to purchase 4,411,764 shares of HWH’s common stock for a purchase price of $0.68 per share. The Company was at that time the majority shareholder of HWH, and immediately prior to the effectiveness of the stock purchase agreement, the Company directly and through its subsidiaries owned 86.6% of the issued and outstanding shares of HWH common stock. Following this investment, the Company directly and through its subsidiaries owned 88.8% of the issued and outstanding shares of HWH common stock.

Our Chairman, Chief Executive Officer and majority stockholder, Chan Heng Fai, was at that time the Chairman of HWH (and remains a director of HWH). In addition, certain other members of our board were and are also officers and/or directors of HWH, which is now known as EnerSyn Global Inc.

Convertible Notes from Value Exchange

On January 27, 2023, Hapi Metaverse Inc. and HIPH World Inc. (together with Hapi Metaverse Inc., the “Lenders”) entered into a Convertible Credit Agreement (the “1st VEII Credit Agreement”) with VEII. The 1st VEII Credit Agreement provides VEII with a maximum credit line of $1,500,000 with simple interest accrued on any advances of the money under the 1st VEII Credit Agreement at 8%. The 1st VEII Credit Agreement grants conversion rights to each Lender. Each Advance shall be convertible, in whole or in part, into shares of VEII’s Common Stock at the option of the Lender who made that Advance (being referred to as a “Conversion”), at any time and from time to time, at a price per share equal the “Conversion Price”. In the event that a Lender elects to convert any portion of an Advance into shares of VEII Common Stock in lieu of cash payment in satisfaction of that Advance, then VEII would issue to the Lender five (5) detachable warrants for each share of VEII’s Common Stock issued in a Conversion (“Warrants”). Each Warrant entitles the Lender to purchase one (1) share of Common Stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant is five (5) years from date of issuance of the Warrant. On February 23, 2023, Hapi Metaverse loaned VEII $1,400,000 (the “Loan Amount”). The Loan Amount can be converted into shares of VEII pursuant to the terms of the 1st VEII Credit Agreement for a period of three years. There is no fixed price for the derivative security until Hapi Metaverse converts the Loan Amount into shares of VEII Common Stock.

On September 6, 2023, Hapi Metaverse converted $1,300,000 of the principal amount loaned to VEII into 7,344,632 shares of VEII’s Common Stock. Under the terms of the 1st VEII Credit Agreement, Hapi Metaverse received Warrants to purchase a maximum of 36,723,160 shares of VEII’s Common Stock at an exercise price of $0.1770 per share. Such warrants expire five (5) years from date of their issuance. On December 31, 2025 the fair value of the remaining $100,000 of convertible note and warrants was $10,860 and $18,301, respectively. On December 31, 2024 the fair value of the remaining $100,000 of convertible note and warrants was $24,283 and $1,299,973, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables).

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On December 14, 2023, Hapi Metaverse entered into a Convertible Credit Agreement (“2nd VEII Credit Agreement”) with VEII. On December 15, 2023, Hapi Metaverse loaned VEII $1,000,000. The 2nd VEII Credit Agreement was amended pursuant to an agreement dated December 19, 2023. Under the 2nd VEII Credit Agreement, as amended, this amount can be converted into VEII’s Common Shares pursuant to the terms of the 2nd VEII Credit Agreement for a period of three years, until December 14, 2026. The principal under the 2nd VEII Credit Agreement accrues simple interest at 8% per annum. In the event that Hapi Metaverse converts this loan into shares of VEII’s Common Stock, the conversion price shall be $0.045 per share. In the event that Hapi Metaverse elects to convert any portion of the loan into shares of VEII’s Common Stock in lieu of cash payment in satisfaction of that loan, then VEII will issue to Hapi Metaverse five (5) detachable warrants for each share of VEII’s Common Stock issued in a conversion (“Warrants”). Each Warrant will entitle Hapi Metaverse to purchase one (1) share of VEII’s Common Stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant. The fair value of this convertible note on December 31, 2025 and 2024 was $377,925 and $447,480, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables). At the time of this filing, the Company has not converted the Loan Amount.

On July 15, 2024, the Company entered into a Convertible Credit Agreement (“3rd VEII Credit Agreement”) with VEII for an unsecured credit line in the maximum amount of $110,000 (“2024 Credit Line”). Advances of the principal under the 3rd VEII Credit Agreement accrue simple interest at 8% per annum. Each Advance under the 3rd VEII Credit Agreement and all accrued interest thereon may, at the election of VEII, or the Company, be: (1) repaid in cash; (2) converted into shares of VEII Common Stock; or (3) be repaid in a combination of cash and shares of VEII Common Stock. The principal amount of each Advance under the 3rd VEII Credit Agreement is due and payable on the third (3rd) annual anniversary of the date that the Advance is received by VEII along with any unpaid interest accrued on the principal (the “Advance Maturity Date”). Prior to the Advance Maturity Date, unpaid interest accrued on any Advance shall be paid on the last business day of June and on the last business day of December of each year in which the Advance is outstanding and not converted into shares of VEII Common Stock. Company may prepay any Advance under the 3rd VEII Credit Agreement and interests accrued thereon prior to Advance Maturity Date without penalty or charge. The fair value of this convertible note on December 31, 2025 and 2024 was $100,633 and $97,867, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables). At the time of this filing, the Company has not converted the Loan Amount.

VEII issued a Convertible Promissory Note (the “VEII Convertible Promissory Note”) for $30,000, dated as of March 28, 2025 to Alset Inc. as consideration for a loan in the same amount. This amount can be converted into shares of VEII pursuant to the terms of the VEII Convertible Promissory Note for a period of two years, until March 28, 2027. Interest on the outstanding balance of this Note shall accrue at a rate of 5% per annum. In the event that Alset Inc. converts all or a portion of the indebtedness into shares of VEII Common Stock, the conversion price shall be $0.0166 per share. The fair value of this convertible note on December 31, 2025 was $27,857. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables). At the time of this filing, the Company has not converted the Loan Amount.

The Company currently owns a total of 21,179,275 shares (representing approximately 45.8%) of VEII.

Our founder, Chairman and Chief Executive Officer, Chan Heng Fai, and another member of the Board of Directors of Hapi Metaverse, Lum Kan Fai Vincent, are both members of the Board of Directors of VEII. In addition to Mr. Chan, two other members of the Board of Directors of Alset Inc. are also members of the Board of Directors of VEII (Wong Shui Yeung and Wong Tat Keung).

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Acquisition of New Energy Asia Pacific Inc.

On December 13, 2023 the Company entered into a term sheet with Chan Heng Fai (the “Seller”), the Chairman of the Board of Directors, Chief Executive Officer and largest stockholder of the Company. The Company had agreed to purchase from the Seller all of the issued and outstanding shares of New Energy Asia Pacific Inc. (“NEAPI”), a corporation incorporated in the State of Nevada, for the consideration of $103,750,000, to be paid in the form of a convertible promissory note to be issued to the Seller. NEAPI owns 41.5% of the issued and outstanding shares of New Energy Asia Pacific Limited (“New Energy”), a Hong Kong corporation.

The parties mutually agreed to revise this agreement, and on May 8, 2025, the Company and the Seller entered into an Amended Term Sheet (the “Amended Term Sheet”). Under the terms of the Amended Term Sheet, the Company agreed to purchase from the Seller all of the outstanding shares of NEAPI through a stock purchase agreement for a purchase price of $83,000,000 in the form of a promissory note convertible into newly issued shares of the Company’s common stock (the “Convertible Note”). The Convertible Note had an interest rate of 1% per annum. Under the terms of the Convertible Note, the Seller was able to convert any outstanding principal and interest into shares of the Company’s common stock at $3.00 per share upon ten (10) days’ notice prior to maturity of the Convertible Note five (5) years from the date of the Amended Term Sheet, and upon maturity of the Convertible Note any outstanding principal and accrued interest accrued thereunder would automatically be converted into shares of the Company’s common stock at the conversion rate.

New Energy focuses on distributing all-electric versions of special-purpose and transportation vehicles, charging stations and batteries. The Company intends for this to be a strategic move, in line with the Company’s commitment to advancing sustainable and eco-friendly solutions for the future. The Seller is a member of the Board of Directors of New Energy and is a stockholder of New Energy.

The closing of the transactions contemplated by the Amended Term Sheet occurred on July 23, 2025.

Convertible Notes from Sharing Services Global Corp.

On January 17, 2024, the Company received a Convertible Promissory Note (the “1st SHRG Convertible Note”) from Sharing Services Global Corp., an affiliate of the Company, in exchange for a $250,000 loan made by the Company to SHRG. The Company may convert a portion or all of the outstanding balance due under the 1st SHRG Convertible Note into shares of SHRG’s common stock at the average closing market price of SHRG stock within the last three (3) days from the date of conversion notice. The 1st SHRG Convertible Note bears a 10% interest rate and has a scheduled maturity six (6) months from the date of the 1st SHRG Convertible Note, or July 17, 2024. The terms of the note and maturity date were subsequently extended. The new maturity date of the 1st SHRG Convertible Note is November 5, 2026. The fair value of this 1st SHRG Convertible Note on December 31, 2025 and 2024 was $258,409 and $468,093, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables). At the time of this filing, the Company has not converted the Loan Amount.

On March 20, 2024, HWH International Inc. (now known as EnerSyn Global Inc.), then a subsidiary of the Company, entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a (i) Convertible Promissory Note (the “2nd SHRG Convertible Note) in the amount of $250,000, convertible into 148,810 shares of SHRG’s common stock at the option of HWH, and (ii) certain warrants exercisable into 148,810 shares of SHRG’s common stock at an exercise price of $1.68 per share, the exercise period of the warrant being five (5) years from the date of the securities purchase agreement, for an aggregate purchase price of $250,000. 2nd SHRG Convertible Note bears a 6% interest rate and has scheduled maturity on March 20, 2027, three years from the date of the 2nd SHRG Convertible Note. At the time of this filing, HWH has not converted any of the debt contemplated by the 2nd SHRG Convertible Note nor exercised any of the warrants. On December 31, 2025 the fair value of the 2nd SHRG Convertible Note and warrants was $227,909 and $12, respectively. On December 31, 2024, the fair value of the 2nd SHRG Convertible Note and warrants was $212,708 and $13,272, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables).

On May 9, 2024, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “3rd SHRG Convertible Note”) in the amount of $250,000, convertible into 89,286 shares of SHRG’s common stock at the option of HWH for an aggregate purchase price of $250,000. The 3rd SHRG Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the 3rd SHRG Convertible Note, May 9, 2027. Additionally, upon signing the 3rd SHRG Convertible Note, SHRG owes the Company commitment fee of 8% of the principal amount, which will be paid either in cash or in common stock of SHRG, at the discretion of the Company. At the time of this filing, HWH has not converted any of the debt contemplated by the 3rd SHRG Convertible Note. On December 31, 2025 and 2024, the fair value of the 3rd SHRG Convertible Note was $231,679 and $230,871, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables.)

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On June 6, 2024, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “4th SHRG Convertible Note”) in the amount of $250,000, convertible into 89,286 shares of SHRG’s common stock at the option of HWH for an aggregate purchase price of $250,000. The Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the 4th SHRG Convertible Note, June 6, 2027. Additionally, upon signing the 4th SHRG Convertible Note, SHRG owes the Company commitment fee of 8% of the principal amount, $20,000 in total, which will be paid either in cash or in common stock of SHRG, at the discretion of the Company. At the time of this filing, HWH has not converted any of the debt contemplated by the 4th SHRG Convertible Note. On December 31, 2025 and 2024, the fair value of the 4th SHRG Convertible Note was $230,383 and $212,865, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables.)

On August 13, 2024, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “5th SHRG Convertible Note”) in the amount of $100,000, convertible into 35,714 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $100,000. The 5th SHRG Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the 5th SHRG Convertible Note, August 13, 2027. Additionally, upon signing the 5th SHRG Convertible Note, SHRG owed the Company a commitment fee of 8% of the principal amount, $8,000 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company. At the time of this filing, HWH has not converted any of the debt contemplated by the 5th SHRG Convertible Note. On December 31, 2025 and 2024, the fair value of the 5th SHRG Convertible Note was $91,066 and $88,209, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables.)

On January 15, 2025, HWH entered into a Loan Agreement (the “1st Loan Agreement”) with SHRG, under which HWH provided a loan to SHRG in the amount of $150,000. HWH may convert a portion or all of the outstanding balance due under the loan into shares of SHRG’s common stock at the average closing market price of SHRG stock within the last three (3) days from the date of maturity of the 1st Loan Agreement, January 15, 2028. The 1st Loan Agreement bears an 8% interest rate. At the time of this filing, HWH has not converted any of the debt contemplated by the 1st Loan Agreement. On December 31, 2025, the fair value of the 1st Loan Agreement was $160,941. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables.)

On March 31, 2025, HWH entered into a securities purchase agreement with SHRG, pursuant to which SHRG issued a convertible promissory note to HWH in the amount of $150,000 (the “6th SHRG Convertible Note”). The 6th SHRG Convertible Note bears an 8% interest rate. The 6th SHRG Convertible Note is convertible into SHRG’s common stock at $0.80 per share at HWH’s option until maturity three (3) years from the date of the securities purchase agreement, March 31, 2028. In addition, SHRG granted HWH warrants exercisable into 937,500 shares of SHRG’s common stock. The warrants may be exercised for three (3) years from the date of the securities purchase agreement at an exercise price of $0.85 per share, for an aggregate purchase price of $796,875. At the time of this filing, HWH has not converted any of the debt contemplated by the 6th SHRG Convertible Note nor converted any warrants. On December 31, 2025, the fair value of the 6th SHRG Convertible Note and warrants was $127,260 and $75, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables.)

On April 17, 2025, HWH entered into a Loan Agreement (the “2nd Loan Agreement”) with SHRG, under which HWH provided a loan to SHRG in the amount of $250,000. The 2nd Loan Agreement bears an 8% interest rate and has maturity date on April 17, 2026. Additionally, upon execution SHRG incurred a commitment fee representing 5% of the loan principal, $12,500.

On April 21, 2025 HWH entered into a Loan Agreement (the “3rd Loan Agreement”) with SHRG, under which the Company provided a loan to SHRG in the amount of $30,000. The maturity date of the 3rd Loan Agreement is April 21, 2026. The Loan Agreement bears a 10% interest rate.

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On June 27, 2025, HWH entered into a securities purchase agreement with SHRG pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “7th SHRG Convertible Note”) in the amount of $60,000, convertible into 10,000,000 shares of SHRG’s common stock at the option of HWH for an aggregate purchase price of $60,000, Additionally, upon signing the 7th SHRG Convertible Note, SHRG owed the Company a commitment fee of 8% of the principal amount, $4,800 in total, to be paid either in cash or in common stock of SHRG, at the discretion of HWH. The 7th SHRG Convertible Note bears an 8% interest rate and has scheduled maturity on June 27, 2028. At the time of filing, HWH has not converted any of the debt contemplated by the 7th SHRG Convertible Note. On December 31, 2025, the fair value of the 7th SHRG Convertible Note was $52,535. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables.)

On September 17, 2025, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “8th SHRG Convertible Note”) in the amount of $70,000, convertible into 11,666,667 shares of SHRG’s common stock at HWH’s option for an aggregate purchase price of $70,000. The 8th SHRG Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the note, September 17, 2028. Additionally, upon signing the 8th SHRG Convertible Note, SHRG owed HWH a commitment fee of 8% of the principal amount, $5,600 in total, to be paid either in cash or in common stock of SHRG, at HWH’s discretion. At the time of filing, HWH has not converted any of the debt contemplated by the 8th SHRG Convertible Note. On December 31, 2025, the fair value of the 8th SHRG Convertible Note was $59,621. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables.)

On October 6, 2025, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “9th SHRG Convertible Note”) in the amount of $200,000, convertible into 33,333,333 shares of SHRG’s common stock at HWH’s option for an aggregate purchase price of $200,000. The 9th SHRG Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the note, October 6, 2028. Additionally, upon signing the 9th SHRG Convertible Note, SHRG owed HWH a commitment fee of 8% of the principal amount, $16,000 in total, to be paid either in cash or in common stock of SHRG, at HWH’s discretion. At the time of filing, HWH has not converted any of the debt contemplated by the 8th SHRG Convertible Note. On December 31, 2025, the fair value of the 9th SHRG Convertible Note was $170,945. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables.)

On December 10, 2025, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “10th SHRG Convertible Note”) in the amount of $150,000, convertible into 25,000,000 shares of SHRG’s common stock at HWH’s option for an aggregate purchase price of $150,000. The 10th SHRG Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the note, December 10, 2028. Additionally, upon signing the 10th SHRG Convertible Note, SHRG owed HWH a commitment fee of 8% of the principal amount, $12,000 in total, to be paid either in cash or in common stock of SHRG, at HWH’s discretion. At the time of filing, HWH has not converted any of the debt contemplated by the 8th SHRG Convertible Note. On December 31, 2025, the fair value of the 10th SHRG Convertible Note was $126,081. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables.)

On January 2, 2026, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “11th SHRG Convertible Note”) in the amount of $40,000, convertible into 6,666,667 shares of SHRG’s common stock at HWH’s option for an aggregate purchase price of $40,000. The 11th SHRG Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the note, January 2, 2029. Additionally, upon signing the 11th SHRG Convertible Note, SHRG owed HWH a commitment fee of 8% of the principal amount, $3,200 in total, to be paid either in cash or in common stock of SHRG, at HWH’s discretion. At the time of filing, HWH has not converted any of the debt contemplated by the 11th SHRG Convertible Note. As of March 31, 2026, the 11th SHRG Convertible Note was carried at cost of $40,000.

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On January 8, 2026, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “12th SHRG Convertible Note”) in the amount of $120,000, convertible into SHRG common stock at $0.006 per share at HWH’s option. The 12th SHRG Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the note, January 8, 2029. Additionally, upon signing the 12th SHRG Convertible Note, SHRG owed HWH a commitment fee of 8% of the principal amount, $9,600 in total, to be paid either in cash or in common stock of SHRG, at HWH’s discretion. At the time of filing, HWH has not converted any of the debt contemplated by the 12th SHRG Convertible Note. As of March 31, 2026, the 12th SHRG Convertible Note was carried at cost of $120,000.

On February 4, 2026, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “13th SHRG Convertible Note”) in the amount of $125,000, convertible into SHRG common stock at $0.006 per share at HWH’s option. The 13th SHRG Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the note, February 4, 2029. Additionally, upon signing the 13th SHRG Convertible Note, SHRG owed HWH a commitment fee of 8% of the principal amount, $10,000 in total, to be paid either in cash or in common stock of SHRG, at HWH’s discretion. At the time of filing, HWH has not converted any of the debt contemplated by the 13th SHRG Convertible Note. As of March 31, 2026, the 13th SHRG Convertible Note was carried at cost of $125,000.

Convertible Notes from DSS

On March 26, 2026, Alset International entered into a securities purchase agreement (“DSS SPA #1”) with DSS, pursuant to which Alset International lent DSS $2,450,000, in exchange for a convertible promissory note (“DSS Note #1”) and warrants to purchase 16,554,055 shares of DSS common stock (“DSS Warrant #1”). DSS Note #1 bears a simple interest rate of 3% per annum. Under the terms of DSS Note #1, Alset International may convert any outstanding principal and interest into shares of DSS common stock at $0.74 per share upon notice prior to maturity of the DSS Note five (5) years from the date of thereof. The DSS Warrants to be issued to Alset International are to purchase up to 16,554,055 shares of DSS common stock at an exercise price of $0.93 per share. DSS Warrant #1 expires on its fifth anniversary.

As of June 30, 2026, DSS Note #1 had a face value of $2,450,000, unamortized discount of $296,050, net carrying value of $2,153,950, and accrued interest receivable of $19,332. Management concluded that DSS Warrant #1 meets the definition of derivative instruments under ASC 815 and, because the warrants are indexed to the equity of a third party rather than the Company’s own stock, the scope exception under ASC 815-10-15-74 does not apply. Accordingly, the warrants are recognized as derivative assets and remeasured at fair value at each reporting date, with changes in fair value recognized in earnings. The fair value of DSS Warrant #1 as of June 30, 2026 was $1,189,905.

On June 23, 2026, the Company entered into a securities purchase agreement (“DSS SPA #2”) with DSS pursuant to which the Company loaned DSS $1,000,000, in exchange for a convertible promissory note (“DSS Note #2”) and warrants to purchase 17,777,776 shares of DSS common stock (“DSS Warrant #2”). DSS Note #2 is payable upon demand. DSS Note #2 will bear a simple interest rate of 3% per annum. Under the terms of DSS Note #2, the Company may convert any outstanding principal and interest into shares of DSS common stock at $0.45 per share upon notice prior to maturity of DSS Note #2 five (5) years from the date of thereof. DSS Warrant #2 will be exercisable into up to 17,777,776 shares of DSS common stock at an exercise price of $0.50 per share. DSS Warrant #2 expires on its third anniversary. The fair value of DSS Warrant #2 as of June 30, 2026 was $1,274,489.

DSS SPA #2, DSS Note #2, and DSS Warrant #2 require the approval of DSS’ stockholders, prior to the conversion of the note or exercise of the warrants.

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As of June 30, 2026, DSS Note #2 had a face value of $1,000,000, unamortized discount of $304,649, net carrying value of $695,351, and accrued interest receivable of $583. Management concluded that DSS Warrant #2 meets the definition of derivative instruments under ASC 815 and, because the warrants are indexed to the equity of a third party rather than the Company’s own stock, the scope exception under ASC 815-10-15-74 does not apply. Accordingly, the warrants are recognized as derivative assets and remeasured at fair value at each reporting date, with changes in fair value recognized in earnings. The fair value of DSS Warrant #2 as of June 30, 2026 was $1,274,489.

On September 15, 2026, the Company entered into a securities purchase agreement (“DSS SPA #3”) with DSS pursuant to which the Company loaned DSS $500,000, in exchange for a convertible promissory note (“DSS Note #3”) and warrants to purchase 8,000,000 shares of DSS common stock (“DSS Warrant #3”). DSS Note #3 is payable upon demand. DSS Note #3 will bear a simple interest rate of 3% per annum. Under the terms of DSS Note 3, the Company may convert any outstanding principal and interest into shares of DSS common stock at $0.50 per share upon notice prior to maturity of DSS Note #3 five (5) years from the date of thereof. DSS Warrant #3 will be exercisable into up to 8,000,000 shares of DSS common stock at an exercise price of $0.55 per share. DSS Warrant #3 expires on its fifth anniversary.

DSS SPA #3, DSS Note #3, and DSS Warrant #3 require the approval of DSS’ stockholders, prior to the conversion of the note or exercise of the warrants.

Acquisition of L.E.H. Insurance Group, LLC

On November 19, 2024, HWH International Inc. (now known as EnerSyn Global Inc.) entered definitive agreements to acquire a controlling 60% interest in L.E.H. Insurance Group, LLC (“LEH”). The acquisition closed on February 27, 2025. This acquisition was facilitated through the purchase of shares from SHRG. LEH is a licensed insurance agency representing over 600 insurance companies, serving as an independent advisor to businesses and individuals. LEH provides personalized insurance solutions, offering expert guidance to meet the unique coverage needs of each customer. LEH is in the early stages of its development, has no employees on its payroll, and has yet to turn a profit. The Company paid $75,000 for the acquisition and recorded $77,480 of goodwill as result of the acquisition, which was immediately written off.

On September 17, 2025, HWH entered into another definitive agreement to acquire the remaining 40% interest in L.E.H. Insurance Group, LLC. The acquisition closed on August 27, 2025. This acquisition was facilitated through the purchase of shares from SHRG. The Company paid $40,000 for the acquisition.

Credit Facility Agreement with HWH

On April 14, 2025, the Company entered into an amendment (the “Amendment”) to the Credit Facility Agreement with HWH International Inc. (now known as EnerSyn Global Inc.) dated April 24, 2024, pursuant to which the Company provided HWH a line of credit facility (the “Credit Facility”) which provides a maximum, aggregate credit line of up to $1,000,000. Under the terms of the Amendment, the date upon which each advance made under the Credit Facility and all accrued but unpaid interest shall be due and payable was extended from April 24, 2025 to April 14, 2026. Further, pursuant to the Amendment, HWH released Alset International Limited from its obligations under its Letter of Continuing Financial Support to HWH dated March 28, 2025. The terms of the Company’s Letter of Continuing Financial Support to HWH were not altered by the Amendment.

Indemnification Agreements

We intend to enter into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Texas law. See “Indemnification of Directors and Executive Officers.”

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EXECUTIVE COMPENSATION

Overview of Executive Compensation

The Compensation Committee of our Board of Directors is responsible for overseeing the compensation of all of our executive officers. In this capacity, our Compensation Committee annually reviews and approves the compensation of our co- chief executive officers and other executive officers, including such goals and objectives relevant to the executive officers’ compensation that the Committee, in its discretion, determines are appropriate, evaluates their performance in light of those goals and objectives, and sets their compensation based on this evaluation.

Summary Compensation Table

The following table sets forth the cash and non-cash compensation awarded to or earned by: (i) each individual who served as the principal executive officer and principal financial officer of our Company during the years ended December 31, 2025 and 2024; and (ii) each other individual that served as an executive officer of our Company at the conclusion of the years ended December 31, 2025 and 2024 and who received more than $100,000 in the form of salary and bonus during such year. We have included the information for certain individuals who were employed and compensated by Alset International Limited or its subsidiaries. Such compensation was paid solely for services rendered to such subsidiary. For purposes of this Report, these individuals are collectively the “named executive officers” of our Company.

	Year	Salary	Bonus		Stock Awards		Option Awards	Non-equity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
Chan Heng Fai	2025	$466,817	950,000	(3)	2,420,000	(2)					$3,836,817
Chairman and Chief Executive Officer (1)	2024	$448,430									$448,430

Chan Tung Moe	2025	$314,898	950,000	(5)							$1,264,898
Director and Co-Chief Executive Officer (4)	2024	$293,640	83,141								$376,781

Lui Wai Leung Alan	2025	$188,607									$188,607
Co-Chief Financial Officer (6)	2024	$199,326									$199,326

Rongguo Wei	2025	$247,356									$247,356
Co-Chief Financial Officer	2024	$232,073									$232,073

Charles MacKenzie	2025									$495,000	$495,000
Chief Development Officer (7)	2024									$360,000	$360,000

(1) Chan Heng Fai is compensated by Alset International Limited.

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(2) On April 15, 2025, the Board awarded the Company’s Chairman and Chief Executive Officer, Chan Heng Fai, 1,000,000 restricted shares of the Company’s common stock (the “AEI Shares”). The AEI Shares were granted to Mr. Chan as compensation for services rendered to the Company pursuant to the terms of the 2025 Plan. Under the terms and conditions of the award agreement, the AEI Shares could not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of prior to April 15, 2026. On November 26, 2025, the Board of Directors of HWH International Inc. (now known as EnerSyn Global Inc., “HWH”), at that time the Company’s subsidiary, awarded Chan Heng Fai 1,000,000 restricted shares of the HWH’s common stock (the “HWH Shares”). The HWH Shares were granted to Mr. Chan as compensation for services rendered to HWH pursuant to the terms of HWH’s 2025 Incentive Compensation Plan. The HWH Shares are not part of Mr. Chan’s regular annual compensation and will not be awarded on a regularly recurring basis. The combined value of the awards from the Company and HWH is deemed to be $2,420,125.

(3) On December 26, 2025, one of the Company’s subsidiaries resolved to pay Chan Heng Fai a bonus in addition to existing compensatory arrangements. On January 16, 2026, Mr. Chan received a bonus of $950,000 from BMI Capital Partners International Limited.

(4) Chan Tung Moe is compensated by Alset International Limited and Alset Business Development Pte. Ltd., the Company’s subsidiary.

(5) On December 26, 2025, one of the Company’s subsidiaries resolved to pay Chan Tung Moe a bonus in addition to existing compensatory arrangements. On January 5, 2026, Chan Tung Moe received a bonus of $950,000 from Alset International Limited.

(6) Lui Wai Leung Alan is compensated by Alset International Limited.

(7) Charles MacKenzie is compensated by a subsidiary of our Company pursuant to a consulting agreement in connection with our subsidiary’s real estate projects. Mr. MacKenzie has served as our Chief Development Officer since December of 2019.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company for each of the last three reporting years.

The table below presents information on the compensation of our Chief Executive Officer and our other named executive officers (“NEOs”) in comparison to certain performance metrics for 2025, 2024, and 2023. We are permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K.

Value of Initial Fixed $100 Investment Based On:

Year (a)	Summary Compensation Table for PEO – Chan Heng Fai (b1)	Compensation Actually Paid to PEO – Chan Heng Fai (c1)	Summary Compensation Table for PEO – Chan Tung Moe (b2)	Compensation Actually Paid to PEO – Chan Tung Moe (c2)	Average Summary Compensation Table Total for Non-PEO NEOs* (d)	Average Compensation Actually Paid to Non-PEO NEOs (e)	Total Shareholder Return (f)	Net Loss (h)
2025	$3,836,817	$1,416,817	$1,264,898	$1,264,898	$310,321	$310,321	$150	$(49,350,566)
2024	$448,430	$448,430	$376,781	$376,781	$263,800	$263,800	$47	$(4,165,816)
2023	-	-	$289,561	$289,561	$243,648	$243,648	$45	$(61,278,733)

* The three Non-PEO NEOs for each of the three years listed are Lui Wai Leung Alan, Rongguo Wei, and Charles MacKenzie

Employment and Consulting Agreements

On February 8, 2021, the Company and the Company’s subsidiary Alset Business Development Pte. Ltd. entered into an Executive Employment Agreement (the “Employment Agreement”) with the Company’s Chairman and Chief Executive Officer, Chan Heng Fai. Pursuant to the Employment Agreement, Mr. Chan’s compensation will include a fixed salary of $1 per month and two bonus payments each year consisting of: (i) one payment equal to Five Percent (5%) of the growth in market capitalization the Company experiences in any year; and (ii) one payment equal to Five Percent (5%) of the growth in net asset value the Company experiences in any year. In each case, such payment is to be calculated within seven (7) days of December 31st of each year. Such bonus payments shall be paid in cash or the Company’s common stock, at the election of Mr. Chan.

The Company and Alset Business Development Pte. Ltd. entered into a Supplement to the Executive Employment Agreement (the “Supplement”) with Chan Heng Fai on December 13, 2021. This Supplement amended the Employment Agreement. Pursuant to the Employment Agreement, the term of the Employment Agreement was to end on December 31, 2025. The Supplement has amended the Employment Agreement to extend its expiration until December 31, 2030.

This Supplement also provides that if there is a change of control at the Company, Chan Heng Fai shall be entitled to cash payment equal to the amount he would have been owed through the term of the Employment Agreement (as extended by the Supplement). Such payment shall be calculated based on the highest annual amount paid to Chan Heng Fai through the date of such change of control. In addition, if Chan Heng Fai is terminated, pursuant to the Supplement, Chan Heng Fai shall be entitled to cash payment equal to the amount he would have been owed through the term of the Employment Agreement (as extended by the Supplement), calculated as described above.

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Chan Heng Fai is paid SGD $1 (USD $.78) per month by Alset International Limited. Mr. Chan’s current employment agreement with Alset International Limited, dated as of December 10, 2021, provides that Mr. Chan shall continue to be paid SGD $1.00 per month, and shall be entitled to receive a bonus equal to 5% of the market capitalization growth of Alset International and 5% of the annual NAV increase of Alset International. The term of this agreement was made effective to March 25, 2020 and shall end on March 24, 2030. If Alset International terminates the appointment of Mr. Chan (subject to certain exceptions), Alset International shall be obliged to compensate Mr. Chan with a severance payment which will be equivalent to the total remuneration that would have been paid to Mr. Chan as if he had completed his term as the Chief Executive Officer of Alset International (“Severance Payment”). In the event there is a change in control of Alset International, Mr. Chan shall be granted with the option to continue his appointment with Alset International. If Mr. Chan decides not to continue with the appointment, Alset International shall be obliged to compensate Mr. Chan an amount equivalent to the Severance Payment. The Severance Payment shall be for the balance of the tenure of his term and shall be computed based on the highest annual remuneration, including salaries, incentive payments and performance bonus paid to Mr. Chan in the previous years prior to the termination of the appointment. Such Severance Payment shall be paid in cash only.

On July 1, 2021, the Company and its subsidiary Alset Business Development Pte. Ltd. entered into Executive Employment Agreement with the Company’s Co-CEO, Chan Tung Moe. Based on the agreement, Chan Tung Moe’s compensation included a fixed salary of $10,000 per month. In addition, Chan Tung Moe was paid a signing bonus of $60,000. Chan Tung Moe is the son of the Chief Executive Officer, Chairman and majority shareholder, Chan Heng Fai. Chan Tung Moe is also compensated by Alset International Limited for his services. Chan Tung Moe’s salary from Alset International Limited is currently SGD $18,554 per month.

Our Chief Development Officer Charles MacKenzie is compensated by a subsidiary of our Company pursuant to a consulting agreement in connection with our subsidiary’s real estate projects.

Anthony S. Chan served as the Chief Operating Officer of the Company from February 2022 until March 2024. Mr. Chan served as a consultant to the Company from April of 2021 until June 2024. Mr. Chan was compensated pursuant to the terms of a consulting agreement entered into between the Company and CA Global Consulting Inc., pursuant to which the Company paid Anthony S. Chan’s company $15,000 per month.

2018 and 2025 Incentive Compensation Plans

Our 2018 Plan was designed to serve as an incentive for attracting and retaining qualified and motivated employees, officers, directors, consultants and other persons who provide services to us. The compensation committee of our board of directors had the authority to administer and interpret the 2018 Plan and was authorized to grant stock options and other equity awards thereunder to all eligible employees of our company, including non-employee consultants to our company and directors.

The 2018 Plan provided for the granting of “incentive stock options” (as defined in Section 422 of the Code), non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, bonus stock and awards in lieu of cash compensation, other stock-based awards and performance awards. Options would be granted under the 2018 Plan on such terms and at such prices as determined by the compensation committee of the board, except that the per share exercise price of the stock options cannot be less than the fair market value of our common stock on the date of the grant. Each option would be exercisable after the period or periods specified in the stock option agreement, but all stock options must be exercised within ten years from the date of grant. Options granted under the 2018 Plan would not be transferable other than by will or by the laws of descent and distribution. The compensation committee of the board had the authority to amend or terminate the 2018 Plan, provided that no amendment shall have been made without stockholder approval if such stockholder approval was necessary to comply with any tax or regulatory requirement. The 2018 Plan also provided that no participant may receive stock options or other awards under the 2018 Plan that in the aggregate equal more than 30% of all options or awards issued over the life of the 2018 Plan. During the term of the 2018 Plan, we did not issue any stock options to officers, directors or employees.

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None of the 25,000 shares issuable under the 2018 Plan were issued, and the Company does not plan to issue these or any additional shares under the 2018 Plan.

The reservation of shares under the Incentive Compensation Plan was cancelled in May 2021. The 2018 Plan was replaced by the 2025 Plan as of March 17, 2025.

On February 13, 2025, our Board and Majority Shareholders approved and ratified the Company’s 2025 Incentive Compensation Plan (the “2025 Plan”), then covering up to 2,147,024 shares of common stock. The purpose of the 2025 Plan is to advance the interests of the Company and our related corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, officers, and directors, by creating incentives and rewards for their contributions to the success of the Company and its related corporations. The 2025 Plan is administered by our Board or by the Compensation Committee. The 2025 Plan was put into effect on March 17, 2025. The following awards may be granted under the 2025 Plan:

Options

Options to purchase common stock may be incentive stock options meeting the requirements of Section 422 of the Code, or nonqualified options which are not eligible for such tax-favored treatment. Up to 20% of our outstanding shares may be issued pursuant to incentive stock options under the 2025 Plan. Incentive stock options will conform with the statutory and regulatory requirements specified pursuant to Section 422 of the Code, as in effect on the date such incentive stock option is granted. Incentive stock options may not be granted under the 2025 Plan after February 13, 2035, and may only be granted to employees of the Company or one of its subsidiaries. If options intended to be incentive stock options are granted to a participant in excess of the $100,000 annual limitation set forth in Section 422(d)(1) of the Code, the options will be incentive stock options to the maximum extent allowed and will be nonqualified stock options as to any excess over that limitation. Incentive stock options must expire not more than 10 years from the date of grant. The 2025 Plan does not specify a maximum term for nonqualified options. The exercise price per share must be not less than 100% of the fair market value of a share of common stock on the date the option is granted for both incentive stock options and nonqualified options. Incentive stock options granted to a participant holding more than 10% of the common stock must expire not more than five years from the date of grant, and the exercise price per share must be not less than 110% of the fair market value of a share of common stock on the date the option is granted.

Restricted Awards

Restricted Awards may take the form of restricted shares. Restricted shares are shares of common stock which are subject to such limitations as the Board, or Compensation Committee deems appropriate, including, but not limited to, restrictions on sale or transfer. Additionally, restricted shares may be subject to forfeiture in the event the recipient terminates employment or service as a director or consultant during a specified period, or fails to meet designated performance goals, if any. Stock certificates representing restricted shares are issued in the name of the recipient but are held by the Company until the expiration of any restrictions, at which time the restrictive legends are removed from the stock certificates. Beginning with the date of issuance of restricted shares and prior to forfeiture, the recipient is entitled to the rights of a stockholder with respect to such shares, including voting and dividend rights. Shares issued as stock dividends will be subject to the same restrictions as the related restricted shares.

Other Stock-Based Awards

The Board, or Compensation Committee may grant other awards that involve payments or grants of shares of common stock or are measured by or in relation to shares of common stock. The 2025 Plan provides flexibility to design new types of stock-based or stock-related awards to attract and retain employees, directors and consultants in a competitive environment.

The Board had delegated administrative authority with respect to the 2025 Plan to the Compensation Committee. The 2025 Plan will remain in effect until February 13, 2035, or, if earlier, when awards have been granted covering all available shares under the 2025 Plan or the 2025 Plan is otherwise terminated by the Board. The Board may terminate the 2025 Plan at any time, but any such termination will not affect any outstanding awards. The Board may also amend the 2025 Plan from time to time, provided that no amendment may be made without stockholder approval if such approval is required by applicable law or the requirements of an applicable stock exchange or registered securities association.

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Outstanding Equity Awards at 2025 Fiscal Year-End

No stock options or other equity awards were granted to any of our named executive officers during the year ended December 31, 2025 except:

On April 15, 2025, the Board awarded the Company’s Chairman and Chief Executive Officer, Chan Heng Fai, 1,000,000 restricted shares of the Company’s common stock (the “AEI Shares”). The AEI Shares were granted to Mr. Chan as compensation for services rendered to the Company pursuant to the terms of the 2025 Plan. Under the terms and conditions of the award agreement, the AEI Shares could not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of prior to April 15, 2026. On November 26, 2025, the Board of Directors of HWH International Inc. (now known as EnerSyn Global Inc., “HWH”), then the Company’s subsidiary, awarded Chan Heng Fai 1,000,000 restricted shares of the HWH’s common stock (the “HWH Shares”). The HWH Shares were granted to Mr. Chan as compensation for services rendered to HWH pursuant to the terms of HWH’s 2025 Incentive Compensation Plan. The HWH Shares are not part of Mr. Chan’s regular annual compensation and will not be awarded on a regularly recurring basis. The combined value of the awards from the Company and HWH is deemed to be $2,420,125.

There were no outstanding unexercised options, stock that has not vested, nor unearned unexercised equity incentive plan awards as of December 31, 2025.

ANNUAL REPORT ON FORM 10-K

Copies of our proxy materials, including this Proxy Statement and the Annual Report are available online at www.iproxydirect.com/AEI. The Annual Report, however, is not part of this proxy solicitation material.

Any person who was our stockholder on the Record Date (including any beneficial owner of shares) may request a copy of the Annual Report, and it will be furnished without charge upon receipt of a written request. Requests should be directed to Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814, Attention: Investor Relations, or by calling Investor Relations at (301) 971-3955. In addition, copies of this Proxy Statement, the Annual Report, and all other documents filed electronically by us, may be reviewed on the SEC’s website at: http://www.sec.gov.

OTHER MATTERS

Other Business

As of the date of this Proxy Statement, our Board of Directors knows of no business to be presented at the Annual Meeting other than as set forth herein. If other matters properly come before the Meeting, the persons named as proxies will vote on such matters in their discretion.

Stockholder Proposals for 2027 Annual Meeting of Stockholders

In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2027 Annual Meeting of Stockholders, the written proposal must be received at our principal executive offices not later than September 4, 2027. The proposal should be addressed to Secretary, Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

In accordance with Section 2.13 of our bylaws, for business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “proposing stockholder”) must have given written notice of the proposing stockholder’s nomination or proposal, either by personal delivery or by United States mail to the Secretary not later than ninety (90) calendar days prior to the date such annual meeting is to be held. If the current year’s meeting is called for a date that is not within thirty (30) days of the anniversary of the previous year’s annual meeting, notice must be received not later than ten (10) calendar days following the day on which public announcement of the date of the annual meeting is first made. In no event will an adjournment or postponement of an annual meeting of stockholders begin a new time period for giving a proposing stockholder’s notice as provided above.

For business to be properly brought before a special meeting of stockholders, the notice of the meeting sent by or at the direction of the person calling the meeting must set forth the nature of the business to be considered. A person or persons who have made a written request for a special meeting pursuant to the bylaws may provide the information required for notice of a stockholder proposal simultaneously with the written request for the meeting submitted to the Secretary or within ten (10) calendar days after delivery of the written request for the meeting to the Secretary.

A proposing stockholder’s notice shall include as to each matter the proposing stockholder proposes to bring before either an annual or special meeting:

(a) The name and address of the proposing stockholder, and the classes and number of shares of the Company held by the proposing stockholder.

(b) If the notice is in regard to a nomination of a candidate for election as director: (i) the name, age, and business and residence address of the candidate; (ii) the principal occupation or employment of the candidate; and (iii) the class and number of shares of the Corporation beneficially owned by the candidate.

(c) If the notice is about a proposal other than a nomination of a candidate for election as director, a brief description of the business desired to be brought before the meeting and the material interest of the proposing stockholder in such proposal.

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Householding of Annual Meeting Materials

Certain banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice and, if applicable, this Proxy Statement, and any other Company forms or notices may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a proxy statement or other notices or forms for other stockholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Upon written or oral request to our Secretary at Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD, 20814, we will promptly provide separate copies of our Annual Report on Form 10-K and/or this Proxy Statement. Stockholders sharing an address who are receiving multiple copies of this Proxy Statement and/or Annual Report on Form 10-K and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Chan Heng Fai
Chan Heng Fai
Chairman of the Board and
Chief Executive Officer

Dated: October 7, 2026

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ALSET INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 3, 2026 AT 9:00 AM EASTERN STANDARD TIME

CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Alset Inc. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Rongguo Wei proxy, with power of substitution, for and in the name of the undersigned to attend the annual meeting of stockholders of the Company to be held at https://edge.media-server.com/mmc/go/AEI2026AGM , on Thursday, December 3, 2026 beginning at 9:00 AM, Eastern Time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/AEI
PHONE:	1-866-752-VOTE(8683)

↓ Please ensure you fold then detach and retain this portion of this Proxy ↓

ANNUAL MEETING OF THE STOCKHOLDERS OF ALSET INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal 1 →	**FOR**	**WITHHOLD**	
ELECTION OF DIRECTORS:			
Chan Heng Fai	☐	☐	**CONTROL ID:**
Wong Tat Keung	☐	☐	
William Wu	☐	☐	**REQUEST ID:**
Wong Shui Yeung	☐	☐	
Lim Sheng Hon Danny	☐	☐	
Joanne Wong Hiu Pan	☐	☐	
Chan Tung Moe	☐	☐	

Proposal 4 →	**1 YEAR**	**2 YEARS**	**3 YEARS**	**ABSTAIN**
To approve, on a non-binding advisory basis, the frequency of an advisory vote on the compensation of our named executive officers ("say-on-frequency").	☐	☐	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

THE BOARD OF DIRECTORS RECOMMENDS VOTE 'FOR' THE DIRECTOR NOMINEES IN PROPOSAL 1, 2, 3 AND '3 YEARS' FOR PROPOSAL 4.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: _______________________, 2026

____

(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

____

(Second Signature if held jointly)